2004 UPDATE OF RESOURCE

SIWASH PROJECT

ELK PROPERTY

For

Almaden Minerals Ltd.

By

G.H. Giroux, P. Eng., MASc.

Giroux Consultants Ltd.

May 19, 2004

Amended May 28, 2004

Page i

TABLE OF CONTENTS

1.0

SUMMARY AND CONCLUSIONS

1

2.0

INTRODUCTION AND TERMS OF REFERENCE

3

3.0

PROPERTY DESCRIPTION AND LOCATION

3

3.1

Location and Access

3

3.2

Claim Information

3

3.3

Physiography and Climate

7

 4.0

HISTORY

7

4.1

Drilling 2003

11

 5.0

GEOLOGY

12

5.1

Regional Geology

12

5.2

Local Geology

13

5.3

Alteration

13

5.4

Structure

14

5.5

Mineralization

14

5.6

Deposit Model

16

            5.7      Geologic Model                                                                                                       16

 6.0

EXPLORATION

18

6.1

Surface and Underground Exploration

18

6.2

Mining Summary

18

7.0

DATA ANALYSIS

21

7.1

Sampling Method and Approach

21

7.2

Sample Preparation, Analyses and Security

21

7.3

Quality Control and Quality Assurance

24

7.4

Statistics for Resource Estimation

24

7.5

Compositing

26

 8.0

SEMIVARIOGRAM ANALYSIS

26

8.1

Introduction

26

8.2

Siwash North B Vein

27

8.3

WD Vein

27

8.4

Bulk Mining Scenario

28

9.0

BLOCK MODEL ESTIMATION

29

9.1

Introduction

29

9.2

Two Dimensional Estimate

29

Page ii

TABLE OF CONTENTS (cont.)

9.3

Three Dimensional Estimate

30

9.4

Specific Gravity

32

9.5

Block Tonnage Calculations

32

10.0

CLASSIFICATION

33

10.1

Introduction

33

10.2

Results for the Two Dimensional Estimate

34

10.3

Results for the Three Dimensional Estimate

39

11.0

MINERAL PROCESSING AND METALLURGICAL TESTING

40

12.0

INTERPRETATION AND CONCLUSIONS

40

13.0

RECOMMENDATIONS

41

14.0

BIBLIOGRAPHY

42

15.0

CERTIFICATE

44

FIGURES

 1

Property Location and Regional Geology Map

5

 2

Claim Map

6

 3

Location of Main Mineralized Veins on the Elk Property

16

 4

Plan, Front and Side Sections of Siwash B Vein

17

 5

Current and proposed underground development

20

 6

Blank samples of granodiorite core submitted in 2000-03 drill programs

23

 7

Lognormal Cumulative Probability Plot for gold assays – Siwash

25

 8

Example of Bulk Model West of Fault on Section 2310 E

31

 9

Comparison of Measured specific gravity to calculated

32

10

B Flat Vein Longitudinal Section

35

11

B Steep Vein Longitudinal Section

36

12

B East Vein Longitudinal Section

37

13

WD Vein Longitudinal Section

38

Page iii

TABLES

Table 1:

List of Claims

4

Table 2:

List of drill holes completed during 2003 Field Season

12

Table 3:

Summary of Exploration Work Completed from 1986 to 2000

18

Table 4:

Siwash B Vein Gold Production Summary

19

Table 5:

Summary of overlapping gold populations

25

Table 6:

Summary of Semivariogram Parameters for B Veins and WD Vein

28

Table 7:

Semivariogram parameters for Three Dimensional Kriging

29

Table 8:

Search Parameters for Two Dimensional Kriging Runs

30

Table 9:

Search Parameters for Three Dimensional Kriging Runs

31

Table 10:

Resource Calculated by 2D Methods for B and WD Veins

39

Table 11:

Resource Calculated by 3D Methods for B veins

39

Table 12:

Resource Calculated by 2D Methods for B and WD Veins with areas estimated in the Bulk Tonnage model removed.

40

APPENDICIES

1

Scatter plots and graphs for QA/QC Study

45

2

List of Vein Composites used to Estimate the B and WD veins

56

3

Grade Tonnage Tables for 2D Estimates

83

4

Grade Tonnage Tables for 3D Estimate

88

Page iv

1.0

     SUMMARY AND CONCLUSIONS

  The Elk property owned by Almaden Minerals Ltd. (‘Almaden’) is located 40 km west of Okanagan Lake approximately midway between Merrit and Peachland.  Access to the claims is via the Okanagan Connector (HWY 97C), east from Merrit for 55 km to the Elkhart interchange at Elkart Lodge.

  The property consists of 492 units comprised of 48 two post claims, 28 four post claims, 8 fractional claims and 1 mining lease.

  The property was first discovered in the early 1900’s when several short adits were excavated exploring narrow quartz veins hosting lead-zinc-silver-gold mineralization.  The area was staked by several companies in the 1960’s and 70’s when the near by Brenda Mine was being developed.  The current property was staked in 1986 by Cordilleran Engineering Ltd. for Fairfield Minerals Ltd. after discovering gold-bearing pyritic quartz veins by prospecting in clearcut logged areas.  Prospecting, soil and stream geochemistry, geophysics, trenching and drilling have since discovered a number of gold bearing quartz veins.  From 1992 to 1994 a total of 14,720 tonnes have been mined from the Siwash North open pit on the B vein recovering a total of 1,481,000 gms (47,600 ozs) of gold.  A decline 985 m in length was developed on the Siwash B vein and several areas were test mined between 1993 and 1995 producing an additional 120,000 gms (3,860 ozs) of gold from 1,780 tonnes of material mined.

  The Elk property is underlain by Upper Triassic volcanics and sediments of the Nicola Group and by Middle Jurassic granites and granodiorites of the Osprey Lake Batholith.  Gold-silver mineralization is hosted primarily by pyritic quartz veins and stringers within altered granite and in some cases volcanic rocks.  To date a total of eight mineralized vein systems have been discovered on the property.  Of these two main veins the Siwash North B Vein and WD Veins have been extensively diamond drilled.  The Siwash North B vein has been drill tested and mined by both open pit and underground methods over 950 m strike length.  The dip is a shallow -20o near surface and steepens to -60o at depth.  The WD vein is more or less parallel to the B vein about 150 m to the north.  Drilling has followed the WD vein for 600 m along strike and 350 m down dip.

  The 2003 exploration season focussed on drill testing the WD vein with 30 drill holes totalling 6,750 m completed.  As many of these holes also intersected the B vein the resource estimate for both veins was reviewed.

  Giroux Consultants Ltd. has been retained to provide an update to the resource present on the Elk Property.  Giroux visited the property and examined drill core during the dill program, on October 28, 2003.

  Quality assurance and quality control on the property has changed with time.  Prior to 2000 the entire core was shipped for assay.  At Acme about one out of every 20 samples was re-assayed.  In addition a limited amount of check assays were shipped to Chemex for reanalysis.  From 2000 to 2002 every twentieth sample was duplicated by taking a quarter split and assigning it the next sequential sample number.   Blank samples were submitted to the lab at the same frequency as the duplicates. The blanks were taken from unaltered granodiorite core that contained no quartz veining.  In addition Acme routinely re-assays splits from pulps and rejects.  During the 2003 drill program a set of prepared standards obtained from CDN Resource Laboratories was introduced into the assay stream.  The results of the QA\QC program instituted on the Elk property has shown reasonable reproducibility, no analytical or sampling bias and large random errors consistent with high grade gold deposits.

  Gold assays were examined using graphical and statistical techniques and as a result capped at 302 g Au/t (8.8 oz/t).  A total of 12 assays were capped.

  The resource for the Siwash North B vein and WD vein was first calculated using a two dimensional method which involves estimating thickness and gold accumulation (thickness x gold grade) for a number of blocks located in the plane of the vein.   For each drill hole that intersected a vein, a true thickness was calculated.  For each vein the intersections were rotated in the horizontal and vertical planes as required to produce a long section that approximated the true vein surface.  A grid of blocks 10 x 10 m for the B Vein and 20 x 20 m for the WD vein were superimposed on the long section and estimated by ordinary kriging.

  The B vein was subdivided into three domains for estimation based on vein structure.  Due to the change in dip a Flat near surface segment that included the open pit was estimated east to the RBF Fault trace and where the vein steepened below the 1600 level a Steep segment was estimated.  The third B vein domain was east of the RBF fault.

  A total measured plus indicated resource for the B and WD veins at a 7.0 g Au/t cutoff was 164,000 tonnes averaging 33.7 g Au/t.  An additional 195,000 tonnes averaging 16.4 g Au/t was classed inferred.

  The Siwash North B vein when it crosses from granodiorite to quartz monzonite tends to split up with less continuous parallel splays produced.  The tonnages and resource presented above in the two dimensional approach ignored the parallel splays.  The WD vein has a similar situation with several parallel smaller splays ignored for this estimate. To allow for the possibility of open pit mining the Siwash North B vein east of the existing pit, the splays were combined with the main B vein and internal waste between them assigned a grade of 0.001 g Au/t.  A three dimensional solid was produced to encompass all the mineralization and a three dimensional block model was estimated.  It must be noted that the tonnage and volume contained within this model would include significant parts of the B Flat, B Steep and B East vein resource estimated in the 2D approach above.  Using this three dimensional approach at a 1 g Au/t cutoff a total of 564,000 tonnes averaging 4.4 g Au/t would be considered measured plus indicated and an additional 1,139,000 tonnes averaging 3.1 g Au/t would be inferred.

  Additional drilling is recommended to test for extensions to the
  Siwash North B vein and WD vein systems.  The bulk mining scenario should be examined by a mining engineer with a pit optimized on the three dimensional block model.

2.0

    INTRODUCTION AND TERMS OF REFERENCE

This report on the Mineral Resource on the Elk Property, Siwash Project was completed at the request of Almaden Minerals Ltd.  The purpose of this study was to update the mineral resource present within the Siwash North B Vein and WD vein using the additional drill hole information collected in 2003.

The report is based on the available data and literature supplied by Almaden.  The property was visited on October 28, 2003 by G. Giroux where drill core and surface outcrops were examined.  No samples of core or trenches were taken during this site visit.

3.0

PROPERTY DESCRIPTION AND LOCATION

3.1

Location and Access

The Elk property is located 40 km west of Okanagan Lake in southern British Columbia approximately midway between the towns of Merrit and Peachland within the Similkameen Mining Division (see Figure 1).

The Centre of the Property is located at latitude 49o 50’ N and longitude 120 o 19’ W.  The property straddles the NTS map sheets 082E071, 092H078 to 80 and 092H089.

Access to the claims is excellent, by following the Okanagan Connector (HWY 97C) east from Merritt for 55 km to the Elkhart interchange.  If approaching from the east the same Highway would be followed some 55 km west from Peachland.  This highway passes through the northern most claims in the property (see Figure 2.  From the Elkhart interchange gravel roads and trails provide access to most parts of the claim block.

3.2

Claim Information

The Elk property consists of 48 two post claims, 28 four post claims, eight fractional claims and one mining lease comprising 492 units (Table 1).  Initial staking was undertaken in November 1988 (160 units) with additions in early 1987 (60 units), 1988 (32 units) and 1989 (199 units).  A block comprising 72 units was optioned from Mr. Donald Agur of Summerland, B.C. in October, 1988. Claim acquisition and subsequent work were conducted by Cordilleran Engineering Ltd. for Fairfield Minerals Ltd. until April 1995 when Fairfield assumed operations. Placer Dome Inc. entered into an option agreement on the property in March 1988 and withdrew in March 1991. Fairfield Minerals merged with Almaden Resources Corporation in February 2002 and the claims were transferred to the amalgamated company Almaden Minerals Ltd.  The claims are 100% owned by Almaden Minerals Ltd. with the exception of the Agur Option block (72 units) on the south side of the property, which is subject to 1% NSR from production.

Table 1: List of Claims

Claim Name	Claim Type	#Units	Record Number	Expiry Date	Claim Name	Claim Type	#Units	Record Number	Expiry Date
ARP	4post	20	248738	12-Jan-13	ELK 48	2post	1	249513	12-Jan-13
ELK 1	4post	20	249145	12-Jan-13	ELK 49	2post	1	249514	12-Jan-13
ELK 10	2post	1	249159	12-Jan-13	ELK 5	2post	1	249154	12-Jan-13
ELK 11	2post	1	249160	12-Jan-13	ELK 50	2post	1	249515	12-Jan-13
ELK 12	2post	1	249161	12-Jan-13	ELK 51	2post	1	249516	12-Jan-13
ELK 13	2post	1	249162	12-Jan-13	ELK 52	2post	1	249517	12-Jan-13
ELK 14	2post	1	249163	12-Jan-13	ELK 53	2post	1	249518	12-Jan-13
ELK 15	2post	1	249164	12-Jan-13	ELK 54	FR	1	249519	12-Jan-13
ELK 16	2post	1	249165	12-Jan-13	ELK 55	2post	1	249547	12-Jan-13
ELK 17	2post	1	249166	12-Jan-13	ELK 56	2post	1	249548	12-Jan-13
ELK 18	2post	1	249167	12-Jan-13	ELK 57	2post	1	249549	12-Jan-13
ELK 19	4post	20	249147	12-Jan-13	ELK 58	2post	1	249550	12-Jan-13
ELK 2	4post	20	249146	12-Jan-13	ELK 59	2post	1	249551	12-Jan-13
ELK 20	4post	20	307936	12-Jan-13	ELK 6	2post	1	249155	12-Jan-13
ELK 21	4post	20	307937	12-Jan-13	ELK 60	2post	1	249552	12-Jan-13
ELK 22	2post	1	249168	12-Jan-13	ELK 61	2post	1	249553	12-Jan-13
ELK 23	2post	1	249169	12-Jan-13	ELK 62	2post	1	249554	12-Jan-13
ELK 24	2post	1	249170	12-Jan-13	ELK 63	2post	1	249555	12-Jan-13
ELK 25	2post	1	249171	12-Jan-13	ELK 64	2post	1	249556	12-Jan-13
ELK 26	4post	20	249150	12-Jan-13	ELK 65	FR	1	249557	12-Jan-13
ELK 27	4post	20	249151	12-Jan-13	ELK 66	2post	1	249558	12-Jan-13
ELK 28	4post	20	249254	12-Jan-13	ELK 67	FR	1	249559	12-Jan-13
ELK 29	4post	20	249255	12-Jan-13	ELK 68	FR	1	249560	12-Jan-13
ELK 3	2post	1	249152	12-Jan-13	ELK 69	2post	1	249561	12-Jan-13
ELK 30	4post	20	249256	12-Jan-13	ELK 7	2post	1	249156	12-Jan-13
ELK 31	2post	1	249330	12-Jan-13	ELK 70	FR	1	249562	12-Jan-13
ELK 32	2post	1	249331	12-Jan-13	ELK 71	2post	1	249563	12-Jan-13
ELK 33	FR	1	249363	12-Jan-13	ELK 72	FR	1	249564	12-Jan-13
ELK 34	2post	1	249367	12-Jan-13	ELK 73	FR	1	249885	12-Jan-13
ELK 35	2post	1	249366	12-Jan-13	ELK 8	2post	1	249157	12-Jan-13
ELK 36	4post	12	249395	12-Jan-13	ELK 9	2post	1	249158	12-Jan-13
ELK 37	4post	15	249396	12-Jan-13	FERGITO ALLENDO1	4post	20	248739	12-Jan-13
ELK 38	4post	16	249469	12-Jan-13	FERGITO ALLENDO2	4post	18	248740	12-Jan-13
ELK 39	4post	16	249470	12-Jan-13	GAVIN 1	2post	1	249659	12-Jan-13
ELK 4	2post	1	249153	12-Jan-13	GAVIN 2	2post	1	249660	12-Jan-13
ELK 40	4post	12	249471	12-Jan-13	GAVIN 3	2post	1	249661	12-Jan-13
ELK 43	4post	16	249472	12-Jan-13	GAVIN 4	2post	1	249662	12-Jan-13
ELK 44	4post	20	249509	12-Jan-13	GAVIN 5	2post	1	249663	12-Jan-13
ELK 45	4post	20	249510	12-Jan-13	NANCI P2	4post	10	248732	12-Jan-13
ELK 46	4post	16	369415	12-Jan-13	SIWASH #50	4post	2	248927	12-Jan-13
ELK 47	4post	20	249512	12-Jan-13	SIWASH NORTH	lease	1	308695	14-Sep-03
					TEEPEE	4post	2	248735	12-Jan-13
						Total:	492

ELK PROPERTY OUTLINE
Elkhart Exit
HWY 97C
Okanagan Connector
BULLION CREEK AREA
SIWASH NORTH LEASE
SIWASH NORTH
MINESITE
GOLD CREEK WEST AREA
SIWASH LAKE AREA
GREAT WALL & END ZONE AREAS
SIWASH EAST AREA
DISCOVERY SHOWING AREA
SOUTH SHOWING AREA
ELUSIVE CREEK AREA
DON SLASH
ELK25
ELK26
ELK30
ELK19
ELK37
ELK39
ELK36
ELK43

Almaden Minerals Ltd.

UTM NORTH

LEGEND

Road

Creek

Geologic Contact

0m 500 1000 2000

ELK PROPERTY

CLAIM AND AREA LOCATION MAP

Similkameen Mining Division

NTS 92H/16E, B.C.

Drawn by RJ

April, 2004

Figure 2

ALMADEN MINERALS LTD.

3.3

Physiography, Climate, Local Resources and Infrastructure

The Elk property is located within the Trepanege Plateau highlands on heavily forested hilly terrane.  Elevations range from 1300 to 1750 m above sea level.  The area is blanketed by a layer of glacial till, of varying thickness and as a result outcrop is scarce.

Forest cover consists mainly of lodge pole pine with some balsam, sub-alpine fir and spruce.  Alders are confined to along streams and in marshes.

The climate in the claim area is common to the Okanagan Highlands ecosection with moderately short warm summers and cold winters.  Temperatures range from 13o to 18 o C in the summer months of July to September and -5 o to -12 o C in the winter months of December to February.  Precipitation averages about 500 mm per year with the wettest months of June and December averaging about 60 mm.

The main industries within the area are cattle ranching and logging.  Recreational fishing is available on small lakes within the area.  The dense forest cover also supports hunting of deer, moose and game birds.

The Okanagan Connector (Highway 97C) crosses the northern limit of the claims and provides excellent access to both the coast and the interior.  A single phase power line ends at Elkhart Lodge two kilometres from the mine site.  The Elkhart Lodge, located on the property provides limited services including accommodation, meals and a gas station.  The major city of Kelowna is located 70 km east of the property and has a large labour force, airport, supplies and equipment.

4.0

HISTORY

The history for this property has been summarized well by Leo King (King, 2001) and is reproduced here.

“The following account of exploration work carried out within the area is summarized from reports written by Cordilleran Engineering Ltd. from 1986 to 1994 and reports by Fairfield Minerals Ltd. exploration staff from 1995 to 2000.

Exploration in the area began in the early 1900's when a few short adits were first driven in narrow veins containing sulphides with silver and minor gold. One of the adits, the El Paso Adit, was driven on quartz vein-hosted lead-zinc-silver-gold mineralization in volcanic rocks currently covered by the Elk 31 claim.  Small amounts of placer gold have been reported from Siwash Creek in the area of the old adits.

The area was staked and explored by a number of companies in the 1960’s and 1970's in search of copper mineralization during the development of the nearby Brenda copper- molybdenum deposit, 22 kilometres to the east.  Don Agur, a prospector from Summerland, B.C., prospected the north and west parts of the present Elk property over the past 40 years.  Phelps Dodge Corporation of Canada Ltd. carried out exploration for copper during 1972 in the area presently covered by the Elk 19, 28, 31, 32, 34, 35, Siwash 50 and Arp claims.  Utah Mines Ltd. conducted mapping, geochemistry, geophysics and trenching to evaluate copper mineralization located on the present Siwash 50 and Elk 28 claims. Brenda Mines Ltd. carried out mapping, soil geochemistry, trenching and diamond drilling on the southern part of the Elk property from 1979 to 1981.  Exploration for molybdenum including geological mapping and soil geochemistry was undertaken by Cominco Ltd. during 1980 on what is now the Elk 261 271 291 43, 44, 45, 71 and 72 claims.

In November 1986, the Elk 1 to 27 claims were staked by Cordilleran Engineering Ltd. for Fairfield Minerals Ltd. to cover gold-bearing, pyritic quartz veins named the North and South Showings that were discovered by prospecting in clearcut logged areas.  In 1987, follow up work including soil geochemistry, geophysical surveys and trenching in the two areas revealed significant gold-bearing vein structures several hundred metres long. The Elk 28 to 30 claims were staked in September 1987 to cover projected geochemical trends.

In 1988, Placer Dome Inc. entered into an option agreement with Fairfield and paid for exploration costs from 1988 to 1990 contributing approximately $2.3 million to exploration on the property. In 1993, Placer Dome Inc. assigned its interest in the property to Placer Dome Canada Ltd.  In 1994, Placer Dome Canada Ltd. relinquished its interest which had been reduced to a 10% net profits interest, allowing Fairfield to acquire this royalty for a purchase price of $1 million.

In 1988, gold geochemical targets in the Siwash North and Elusive Creek areas were trenched and exposed quartz veins that returned values of up to 21.09 glt Au over 1 meter (0.615 oz/ton Au over 3.3 feet).  The Elk 31 to 37 claims were staked to cover adjacent ground.  During 1989, trenching and stripping of overburden exposed and extended the gold-bearing vein system in the Siwash North area to 750 metres of strike length.  Twelve (12) diamond drill holes totalling 754 metres were drilled in 1989 to test down dip continuity of the vein system. Values of up to 189.6 glt Au over 0.26 metres (5.5 oz/ton Au over 0.85 feet) were returned. Trenching was also carried out on the South Showing and Siwash Lake areas. Geophysical surveys were carried out in the Siwash North and Siwash Lake areas and soil sampling was undertaken on newly staked Elk 38 to 73 claims.

In 1990, additional stripping exposed the Siwash North vein system over much of its currently known 950 metres of strike extent. The entire stripped length of the Siwash North B vein was sampled at 5-meter intervals yielding several sections of high-grade gold.  One 200-meter section of vein averaged 121.4 glt Au over 0.45 metres true width (3.54 oz/ton Au over 1.48 feet).   A diamond drill program, totalling 5,168 metres of HQ core in 58 holes, placed to intersect the vein at 50 meter centres, tested the vein structure to an average 175 metres down-dip.  Several gold shoots were identified and in places stacked, parallel veins were intersected.  The portion of vein down-dip from the high-grade surface zone was extended down-dip with several drill intersections returning greater than 68.6 glt Au over widths of 0.3 to 0.5 metres (2 oz/ton Au over 0.98 to 1.64 feet).

In the Siwash Lake area, 4 diamond drill holes totalling 259 metres of HQ core were completed as well as trenching and stripping.  Soil sampling was concentrated on the northern Elk claims in the Siwash Lake area and also on the southern Elk claims  Magnetometer and VLF-EM surveys were carried out on the Agur Option.

In 1991, exploration on the Elk property included diamond drilling, trenching and aerial photography. Thirty-seven (37) diamond drill holes totalling 6,608 metres extended the down-dip and lateral continuity of the Siwash North Vein system and defined the main high-grade gold zone (the Mother Shoot).  One of the drill holes intersected 916.8 glt Au over 0.38 metres (26.74 ozlton Au over 1.25 feet) at a point 250 metres down-dip on the Mother Shoot.  On the End Zone, 200 metres southwest of Siwash Lake, trenching extended a quartz vein, discovered by trenching in 1990, to an overall length of 45 metres.

During 1992 a bulk sample was obtained from an open pit excavated on the upper portion of the Mother Shoot on the Siwash B Vein.  A total of 2,040 tonnes of vein material was removed grading 137.7 glt (4.017 oz/ton) Au.  An on-site crushing and sampling plant was installed for grade control.  A selected bulk sample material totalling 1,845 tonnes was sent to the Horne Smelter at Noranda, Quebec for metallurgical testing and smelting.  In September and October 1992, 79 reverse circulation drill holes totalling 2,683 metres were drilled to test for open pittable reserves.

In 1993, open pit mining continued with extraction of 3,387 tonnes (3733 tons) of bulk sample material grading 105.6 glt (3.08 oz/ton) Au.  A shipment totalling 1,995 tonnes was selected and transported to the Asarco smelter at East Helena, Montana to determine marketing conditions and to test the suitability of the material for smelter flux. Eleven (11) reverse-circulation drill holes totalling 942 metres tested the Siwash North veins to the south and east of the open pit.  On June 28, 1993, a portal was collared and 480 metres of decline were driven to access high-grade shoots. Two drifts were driven on sections of vein for test mining.  One drift was established on the 1,570 (50 m below the portal elevation) level and the other on the 1,611 level, immediately down-dip from the central core of the open pit.  Drifting on the 1,570 level produced 140 tonnes (154 tons) grading 38.0 glt (1.108 oz/ton) Au.  The drift was then abandoned and filled due to poor ground conditions.  Three raises at 5-meter centres, totalling 36 metres, were driven on the vein from the 1,611 level drift to develop a test stope. The quartz vein was then stoped to yield about 315 tonnes (347 tons) grading approximately 70 glt (2.04 oz/ton) Au.

In 1994, test stoping continued and approximately 1,200 tonnes (1,323 tons) of quartz vein material, grading 78.0 glt (2.275 oz/ton) Au were extracted.  An underground diamond drilling program was carried out between April 7 and May 31, 1994.  A total of 5,011 metres of core was recovered from 84 holes drilled from the decline to define ore reserves.

Upon completion of the underground mining in May 1994, the company received a mining permit and the open pit was expanded to the south, east and west to allow extraction of additional ore. A total of 9,180 tonnes (10,119 tons) of ore grading 91.5 glt (2.67 oz/ton) Au was extracted from the open pit in 1994.  All of the underground ore and a portion of the open pit ore totalling 8,500 tonnes were sold to the Asarco smelter in East Helena, Montana.

Upon completion of the open pit mining, further underground development was undertaken with the main decline extended 330 metres.  A branch of the decline was driven to the east for 185 metres.  Further test mining was carried out on two levels. A longhole stoping test on the 1,584 level produced 95 tonnes (105 tons) grading 16.5 glt (0.481 oz/ton) Au from drifting on the ore. Longhole blasting produced excessive dilution and most of the material was left in the stope. On the 1,589 level a shrinkage stope was developed along a 30-meter length of vein. About 105 tonnes (116 tons) grading 15.0 glt (0.438 oz/ton) Au were extracted. However, much of the broken material was left in the stope.

In 1995, exploration work on the Elk property consisted of mainly underground and surface diamond drilling programs.  Two hundred and seventeen (217) underground diamond drill holes totalling 7,612 metres were drilled from the decline located in the footwall of the Siwash North Vein system to test the grade and continuity of the mineralized shoots.

In the Siwash North area, 70 surface diamond drill holes totalling 4645 metres were completed. As a result of the underground and surface drilling a probable mineable reserve of 29,400 tonnes grading 26.0 glt Au was calculated by Roscoe Postle Associates in 1995.

Surface diamond drilling was undertaken in several other areas. In 1995, two holes for 102 metres were drilled on the Great Wall Zone and 4 holes totalling 187 metres were drilled on the End Zone. Six holes for a total of 397 m were drilled on the Discovery Showing and 9 holes totalling 481 metres were drilled on the South Showing. The entire surface drilling program comprised 6,289 metres in 98 holes. Trenching was carried out on the Great Wall Zone to test a small quartz vein exposed during road construction. Sampling of the vein returned low gold values.  A small soil geochemical sampling program was carried out to the east of the clear cut in the Siwash North area and follow up prospecting in areas of anomalous soil samples led to the discovery of quartz vein float that assayed 47.4 glt (1.38 oz/ton) Au.

The 1996 program consisted of 6,946 metres of NQ diamond drilling in 88 holes. Five holes totalling 1120 metres were drilled to test the Siwash North Deep B vein.  All 5 holes intersected the vein.  An area to the east of the existing open pit, now referred to as Phase 5.5 proposed open pit, was drilled in detail with 38 holes totalling 1997 metres. This drilling defined an Indicated Resource of 10,565 tonnes grading 47.05 glt Au for a total of 496,978 grams (15,980 oz) gold which may be amenable to open pit mining. The WD zone, located 200 metres north of the Siwash North 8 vein structure, was tested with 25 holes totalling 2308.8 metres.  The drill results outlined an Inferred Resource of 21,047 tonnes grading 43.04 glt Au for a total of 905,737 grams (29,120 oz) gold.

Other targets drilled included anomalous gold in soils in the East Slope area tested by 9 holes (564.4 m); 4 holes (399 m) tested anomalous gold in soils and a VLF conductor in the Gold Creek East area.  In the Gold Creek West area, a gold soil anomaly was tested with 7 holes totalling 556.9 metres. A quartz vein was intersected in the Gold Creek West zone assaying 11.8 glt Au over a true width of

0.5m (0.38 oz/ton Au over 1.64 feet).

In 1997, reclamation and site clean up were undertaken and limited prospecting, sampling and environmental monitoring were carried out during 1997 to 1999.

In 2000, a program of diamond drilling was carried out on the Elk property.  Twelve NQ   diamond drill holes totalling 1414 metres tested the WD, B and Gold Creek vein systems. Four holes were drilled into the WD veins returning grades of up to 41.03 glt Au over a true width of 0.5 metres.  Three holes were drilled on the east side of the proposed Phase 5.5 open pit to increase the drill hole density to less than 25 metres. The Gold Creek West vein located approximately 450 metres southwest of the existing open pit was tested with 5 holes.  This vein was intersected at its projected location with grades up to 16.55 glt Au over a true width of 0.5 metres.”

A trenching program was carried out in the Siwash East area during October of 2001.  A total of six trenches with a cumulative length of 202 metres located the source of mineralized quartz float discovered by prospecting.  The trenches exposed narrow quartz veins adjacent to an east-west trending andesite dyke with grades of up to 21.7 g/t Au from a 0.5 by 0.5 metre panel sample.

During the 2002 field season twenty six NQ diamond drill holes tested the WD, B Zone, Gold Creek West and Bullion Creek vein systems for a total of 4996 m. Seven holes were drilled into the WD zone to test the perimeter of the known shoot.  The WD veins were intersected in all holes close to the projected depths with grades up to 91.22 g/t Au over a true width of 0.50 m.  Eleven holes were drilled into the Deep B shoot located immediately below the existing underground development to fill-in the drill spacing to less than 25 metres and to test the perimeter of the known mineralization.  Two holes were drilled on the west side of the existing open pit to help determine the feasibility of a pit expansion to the west. The Gold Creek West vein located approximately 450 m southwest of the existing open pit was tested with four holes in two 50 metre step-outs to the west of the existing grid.  Two holes were drilled into the Bullion Creek structure located 700 metres to the north of the open pit to test a geochemical anomaly.

4.1

Drilling

2003

During the 2003 field season a 30 hole (6,750 m) diamond drill program was undertaken on the Siwash Mining Lease of the Elk claim group to expand the known resource of the WD vein system.  The WD vein is an east west trending narrow mesothermal quartz vein located approximately 170m north of the B vein system that was exploited between 1992 and 1995.

All the drilling in 2003 was carried out by Leclerc Drilling Ltd. of Cranbrook BC using Longyear 38 and Longyear 56 drills.  The program commenced in early August and finished in November.  The mineralized zone was intersected in all holes as projected giving a known strike length of 610 metres and a down dip extent of 380 metres.  The system remains open to the east, west and down dip with ore grade intercepts on the easternmost drill fence.

Table 2: Listing of drill holes completed during the 2003 Field Season

HOLE NO	DATE START	DATE FINISH	SECTION	COLLAR NORTH	COLLAR EAST	COLLAR ELEV	DEPTH
SND03336	06-Aug-03	08-Aug-03	2370E	3480.66	2373.08	1628.35	213.36
SND03337	08-Aug-03	14-Aug-03	2420E	3420.42	2419.54	1632.28	263.96
SND03338	15-Aug-03	18-Aug-03	2470E	3416.98	2469.78	1637.57	323.70
SND03339	19-Aug-03	25-Aug-03	2520E	3416.87	2519.92	1646.31	353.57
SND03340	26-Aug-03	04-Sep-03	2570E	3430.47	2569.66	1650.84	306.94
SND03341	05-Sep-03	11-Sep-03	2570E	3426.29	2570.10	1650.92	99.67
SND03342	11-Sep-03	15-Sep-03	2570E	3392.95	2569.82	1650.23	332.23
SND03343	15-Sep-03	20-Sep-03	2620E	3412.70	2621.02	1651.10	322.17
SND03344	21-Sep-03	24-Sep-03	2620E	3575.57	2619.31	1636.22	134.11
SND03345	25-Sep-03	27-Sep-03	2670E	3574.55	2669.58	1635.16	148.13
SND03346	28-Sep-03	30-Sep-03	2670E	3525.49	2669.65	1643.42	186.23
SND03347	30-Sep-03	07-Oct-03	2670E	3485.34	2670.52	1646.78	232.56
SND03348	07-Oct-03	10-Oct-03	2260E	3452.37	2257.94	1631.00	169.77
SND03349	08-Oct-03	11-Oct-03	2670E	3450.40	2670.26	1648.74	276.15
SND03350	10-Oct-03	11-Oct-03	2210E	3515.53	2211.64	1628.66	99.97
SND03351	11-Oct-03	15-Oct-03	2670E	3408.54	2670.69	1650.09	320.04
SND03352	12-Oct-03	13-Oct-03	2160E	3485.42	2160.39	1629.28	103.94
SND03353	13-Oct-03	14-Oct-03	2110E	3478.16	2107.07	1647.50	108.20
SND03354	14-Oct-03	18-Oct-03	2370E	3398.01	2373.69	1643.21	305.41
SND03355	16-Oct-03	20-Oct-03	2670E	3364.90	2670.04	1648.43	375.21
SND03356	18-Oct-03	20-Oct-03	2420E	3468.84	2417.82	1634.35	249.02
SND03357	21-Oct-03	22-Oct-03	2420E	3358.47	2416.78	1630.28	75.29
SND03358	20-Oct-03	26-Oct-03	2670E	3370.39	2622.30	1651.25	365.15
SND03359	22-Oct-03	22-Oct-03	2420E	3358.53	2416.21	1630.28	72.54
SND03360	22-Oct-03	25-Oct-03	2445E	3501.70	2445.11	1637.21	230.73
SND03361	25-Oct-03	26-Oct-03	2445E	3555.40	2448.43	1634.12	160.63
SND03362	26-Oct-03	27-Oct-03	2495E	3528.14	2494.19	1641.52	174.04
SND03363	26-Oct-03	29-Oct-03	2545E	3539.54	2544.82	1643.51	142.34
SND03364	28-Oct-03	01-Nov-03	2545E	3503.73	2493.76	1643.00	221.59
SND03365	28-Oct-03	01-Nov-03	2495E	3502.66	2545.07	1646.28	203.91
						Total:	6570.56

 5.0

GEOLOGY

5.1

Regional Geology (taken from King and Minfile Database)

The Elk property, located within the Intermontane tectonic belt of south-central British Columbia, is underlain by Upper Triassic volcanics and sediments of the Nicola Group and by Middle Jurassic granites and granodiorites of the Osprey Lake batholith (see Figure 1).  The contact between the Nicola and Osprey Lake batholith trends NNE across the western part of the claim block.  Early Tertiary quartz feldspar porphyry dykes and stocks from the Otter Intrusives occur within the property.  Breccias consisting of rounded volcanic, dioritic and granite fragments in a granitic matrix cross cut Nicola, Osprey Lake and Otter rocks.  The breccia units, which may be parts of major fault structures, form elongate bodies 5 to 30 metres wide striking north-easterly.

 The youngest units mapped on the property are andesite dykes which cut all of the above lithologies.

5.2

Local Geology

Nicola Group lithologies mapped on the Elk property consist of dark greyish green massive, basaltic andesite (some porphyritic containing pyroxene and/or amphibole phenocrysts and some containing 0.5 mm laminae of sand-sized black grains); pale grey-green siliceous laminated tuff; and brownish green to pale green agglomerates containing fragments from 5-50 cm in size.

The Osprey Lake batholith is composed of pinkish grey, medium to coarse-grained, equagranular quartz monzonite to granodiorite.  Pink, sugary textured aplite dykes often cut the quartz monzonite.  Less common quartz diorite stocks, thought to be related to the batholith, and dykes of quartz monzonite and hornblende-biotite-quartz monzonite occur locally.

The Otter Intrusions are made up of quartz feldspar porphyry, feldspar porphyry and quartz-biotite-feldspar dykes and stocks.

The younger andesite dykes are dark greyish green, fine grained and vary in thickness from 30 cm to 5 metres.  Mineralization appears to be spatially associated with these (Tertiary?) andesite dykes which are locally cut by quartz veins.

5.3

Alteration

The Nicola volcanics and sediments are occasionally silicified, carbonatized or epidote altered.  Within the Osprey Lake batholith alteration consists of weak to strong propylitic, argillic, phyllic and silicic assemblages.  The Otter quartz feldspar porphyry is extensively clay altered while the andesite dykes are commonly muscovite-altered with brown weathering.

Stronger alteration generally accompanies higher gold grades.  The following types of alteration have been recognized in the granitic rocks found on the Elk property, namely:

  propylitic – light green with biotite and hornblende altered to chlorite and plagioclase saussuritized.  In volcanics the colour is generally olive green and the rocks are soft.

  argillic – bleached rock with plagioclase white and clay altered and potassium feldspar slightly altered.  Volcanics are bleached to light green or grey.

  sericitic – pale green with a micaceous sheen with plagioclase altered to sericite.  This style of alteration is often associated with quartz veins and appears to be the lowest grade alteration associated with gold mineralization.

  potassium feldspar stable phyllic – light pink green or yellowish with potassium feldspar fresh, pink and blocky.  Plagioclase and mafic minerals are altered to fine-grained quartz-sericite-pyrite.  This style of alteration is often associated with gold mineralization in veins.

  phyllic – generally grey, fine-grained quartz-sericite-pyrite alteration usually associated with gold bearing quartz veins.

  advanced argillic – often sheared and white in colour with most or all feldspar destroyed and quartz free-floating.  Often associated with quartz veins.  Volcanic rocks are white or blue in colour.

  silicic – quartz veining or replacement with moderate conchoidal fractures.

There is a strong symmetrical zoning reported for alteration surrounding quartz veins, ranging outward from vein  to advanced argillic to phyllic to potassium feldspar stable phyllic to argillic to propylitic.

Locally and apparently unrelated to mineralization potassic alteration, skarnification and silicification are evident.

5.4

Structure

The Nicola volcanics and sediments on the west side of the Elk property dip approximately 60o W and form the east limb of a syncline trending roughly north-south and with axis about 5 km west of the property. The contact between Nicola volcanics and Osprey Lake granodiorite trends NNE and dips irregularly and moderately to the east.

Several prominent linear features occupied by Siwash Creek, Elusive Creek and an unnamed creek trend north to northeast. Subtle east-northeast lineaments interpreted from air photographs are thought to be vein structures occurring within the granitic rocks of the Osprey Lake Batholith.

A fracture/fault system striking 60o to 80o and dipping from 20o to 75o to the southeast controls the predominant Siwash North Vein System made up of the WD, B, A, E and X veins.  A second fracture set located about 400 metres southwest of the Siwash North system strikes 110o to 160o and dips 45o to 60o southwest, hosts the Gold Creek West Zone.

Peter Lewis examined exposures of the Siwash North vein in the open pit area and concluded the veins could be divided into three segments (Lewis, 2000).  The western most segment consists of sub-parallel, southeast dipping, en-echelon veins concentrated within a 10 m wide zone.  The central segment consists of a single south-dipping structure.  The eastern segment consists of several sub-parallel splays.  Both the western and central segments dip to the south at shallow angles near surface (about 20o) and steepen abruptly to 60o to 70o below the open pit or below 1625 elevation.  Veins in the eastern segment have consistent moderate dips.

5.5

Mineralization

Gold-silver mineralization on the Elk property is hosted primarily by pyritic quartz veins and stringers within altered granite and in some cases volcanic rocks.  Cross cutting relationships have indicated the veins are Tertiary in age and quite possibly related to the Tertiary Otter Intrusions.

Gold occurs primarily as fine grained native gold (less than 50 microns) in fine flakes within quartz, in quartz-pyrite stockworks and in fractures within veins.  Gold is closely associated with pyrite with minor minerals such as chalcopyrite, sphalerite, galena, tetrahedrite and pyrrhotite sometimes present.

Gangue mineralogy consists of quartz and altered wall rock clasts with minor amounts of ankerite, calcite, barite and fluorite occurring locally.

To date eight mineralized vein systems have been identified by either drilling, trenching or prospecting on the Siwash (Elk) Property.  These systems have been discussed in detail in

King, 2001 and will not be reproduced here.  The two main veins systems for which a resource has been calculated are the Siwash North and WD veins (see Figure 3).

The Siwash North B Vein is the most significant vein on the property at this time and has been drill tested and mined by both open pit and underground methods.  This vein has been traced over 950 m of strike length along a north-easterly direction and ranges in width from 0.1 to 3 m in true width.  The dip is shallow averaging about 20o near surface and below about 1610 elevation the dip steepens to from 60 to 75o.   The vein begins near the volcanic/granodiorite contact and extends eastward in granodiorite as a more or less discrete vein.  As the vein approaches and crosses the granodiorite/quartz monzonite contact it splits into a number of splays labelled Ba, Bb, Bc etc.

A number of individual ore shoots have been delineated by extensive diamond drilling, both from surface and underground.  The most prominent of these shoots has been called the Mother Shoot and is located near the western end of the Siwash North B Vein within the granodiorite.  This Mother Shoot is about 200 m in length and has been mined near surface in an open pit and tested at depth by underground development.

Along strike several other veins numbered A, C, D, E, F and X have been identified over short intervals but are not considered in this resource estimate.

The second vein of interest is the WD vein located roughly parallel to the B vein some 140 m north.  This structure has been trace over 600 m along strike and 350 m down dip by surface diamond drilling.  True widths vary from .3 to 1.2 m.  A second lower vein labelled WD2 or WDb has been identified on a number of sections but at this time is still too discontinuous to estimate.

Figure 3: Location of Main Mineralized Veins on the Elk Property

5.6

Deposit Model

Gold mineralization found on the Elk property occurs within narrow, structurally controlled pyritic gold-silver bearing quartz veins with characteristics similar to mesothermal deposits.  Mesothermal Deposits are defined by Park and MacDiarmid (Park and MacDiarmid, 1964) as deposits formed at moderate temperatures (200-300o C) and pressures.

Fluid inclusion studies (Geiger, 2000) indicate a lithostatic pressure of 2.5 kilobars and a minimum temperature of formation of 250o C which would be indicative of a depth of approximately 7 km.

The veins occur in granitic rocks near the contact between a major batholith and basaltic volcanic rocks.  The gold-silver mineralization is thought to be Tertiary in age and associated with the intrusion of the Tertiary Otter dykes and stocks.

5.7

Geologic Model

The geological block model for Siwash was based on the structural interpretation of the various veins.  The main Siwash North B vein system was modeled using the recorded structure as a guide.  The RBF fault was used to separate the vein into a western segment striking more or less grid east-west and an eastern segment (B East) striking N 60o E dipping about 20o S.  The western segment was further subdivided into a near surface flat dipping (20o S) segment labelled B Flat which extends from surface down to 1610 elevation and a more steeply dipping segment below 1610 elevation dipping about 60o S labelled B Steep (see Figure 4).

Figure 4:  Plan, Front and Side Sections of Siwash B Vein showing Drill hole Composites and Three Zones to be Estimated

6.0

EXPLORATION

6.1

Surface and Underground Exploration

The various exploration programs completed on this property from 1986 to 2000 have been described in detail by L. King (King, 2001) and are not reproduced here.  The following table contains a summary of the kind and amount of exploration completed up to 2000.

Table 3:  Summary of Exploration Work Completed from 1986 to 2000

Type of Work	Year	Amount of Work
Geochemical Soil Surveys	1986-1996	17,400 Samples taken
Litho Geochemical Samples	1987-1992	5,728 Samples taken
Metallurgical Samples	1990	4 taken
Geological Mapping	1997-98, 1990, 1992	4,110 hectares mapped
Trenching	1986-1996 2001	7,905 metres 202 metres
Road Building	1987-88, 1990-91	14.9 km of road built
Legal Surveys	1990-92	1,824 km
Geophysical Surveys	1987, 1989	Mag. 105 km, IP 4.5 km
	1992	UTEM 1.8 km
Diamond Drilling	1989-91, 1994-96	610 holes 37,464 m
	2000 2002	12 holes 1,414 m 26 NQ holes 4,996 m
Reverse Circulation Drilling	1992, 1993	90 holes 3,626 m
Underground Exploration & Development	1993-1995	1,658 m 1,960 tons mined, 3,860 oz Au Produced
Open Pit Bulk Sampling & Limited Mining	1992-1994	480,000 m3 waste 16,230 tons mined 47,600 oz Au produced
Reclamation	1989	15 hectares

From King, 2001 and Assessment Reports 16644, 18511, 19489, 19835, 21443, 22368

6.2

Mining Summary (Jakubowski, 2000)

During 1992 a small open pit (Bulk Sample) was excavated to mine the near surface exposure of the Siwash B vein.  In this area the vein is shallow dipping with high gold grades and an average thickness of 0.3 m.  The mining procedure was highly selective and tightly controlled using small equipment. A small crushing/sampling plant was installed to provide grade control.  Ore was shipped to Noranda’s Horne smelter in Rouyn-Noranda, Quebec for metallurgical testing and smelting.

In 1994, the Company received a mining permit and the open pit was expanded and 9,180 tonnes (10,119 tons) of ore grading 91.5 gm/t (2.669 oz/t) were extracted.

From 1992 to 1994 a total of 14,720 tonnes of vein material was mined from the top 40 metres of the B Vein producing 1,481,000 gms (47,600 ozs) of gold.  A total of about 1.25 million tonnes of waste was taken from the hanging wall of the vein to allow extraction.  The average grade of mined vein material was 100.6 g/t (2.93 oz/ton) gold.

In 1993 a program of underground development was initiated to test both the shallow and more steeply dipping portions of the B Vein.  A decline, 985 m in length was driven at -15o in the footwall of the B Vein to access high grade gold shoots. Two vein drifts were developed for test mining, one on the 1570 level to access the steeply dipping limb of the vein, and a second on the 1611 level immediately down dip from the central core of the open pit on the flat dipping limb. Drifting on the 1570 level produced about 140 tonnes (154 tons) of ore grading 36 gm Au/t (1.1 oz/t), whereupon the drift was abandoned and refilled due to poor ground conditions. Three raises at 5 metre centres, totaling 36 metres in length were driven up dip off the 1611 level drift. Following development of the raises, the quartz vein was stoped from the pillars producing about 315 tonnes (347 tons) of ore grading approximately 70 gm/t (2.042 oz/t) Au. A total of 175 m of drifting on veins was completed on four levels.

During 1994, the 1611 level drift was extended to the west. Five raises were added and the existing ones lengthened to the 1620m elevation. Approximately 1,200 tonnes (1323 tons) of quartz vein material, grading about 78 gm/t (2.275 oz/ton) Au, were extracted.  An underground diamond drilling program was carried out between April 7 and May 31, with 5,000 m of core drilled in 84 holes from the existing decline to define ore reserves. A total of 448 core samples were collected.

Further underground development was undertaken on completion of the open pit, with the main decline being extended 330 metres.  A second decline branched east from the main ramp, for a length of 185 metres. Test mining was carried out on two levels.  A longhole stoping test on the

1584 level produced 95 tonnes (105 tons) at 16.5 gm/t (0.48 oz/ton) from drifting on the ore.  Longhole blasting produced excessive dilution and most of the material remains in the stope.  On the 1589 level, a shrinkage stope test was undertaken. Stoping was completed about 6 metres up dip along the 30 metre length of the drift.  About 105 tonnes (116 tons) at 15 gm/t (0.438 oz/t) Au were hauled to surface, however, much of the material remains in the stope.

In 1995 a mining engineer, J. McCormack was retained to summarize the Reserves and Project Economics of the Siwash Gold Mine.  He concluded that the test mining showed the hanging wall ground conditions within 1.5 to 2 m of the vein are poor due to extensive faulting, jointing and intense alteration.  As a result all underground openings require substantial support during mining operations.  McCormack recommended panel stoping for flatter lying ore bodies and conventional cut and fill for steeply dipping veins.  McCormack further concluded that concern over ground conditions, vein continuity and a limited reserve made committing to an underground production program risky at that time.  A summary of the mining production is reproduced from the report by J. McCormack, 1995 as Table 4 and a plan is shown as Figure 5.

Table 4: Siwash B Vein Gold Production Summary

Date	Mining Method	Tons Mined	Tonnes Mined	Ounces Mined	Grams Mined	Average Grade in g/t
1992	Open Pit	2,250	2,041	9,000	279,931	137
1993	Open Pit	3,735	3,388	11,500	357,690	106
	Underground	450	408	800	24,883	61
1994	Open Pit	10,120	9,181	27,000	839,794	91
	Underground	1,290	1,170	2,950	91,755	78
1995	Landing Cleanup	125	113	100	3,110	27
	Underground	220	200	110	3,421	17

	Open Pit Total	16,230	14,724	47,600	1,480,526	101
	Underground Total	1,960	1,778	3,860	120,059	68
	Grand Total	18,190	16,502	51,460	1,600,585	97

Almaden Minerals Ltc.

2100E
2200E
2300E
2400E
N
PORTAL
3400N
DECLINE
DECLINE
1611 crift,
raises, & stope
DECL NE
1570 drift
1584 level
1589 evel
3300N
DECLINE
PROPOSED DECLINE EXTENSION
PROPOSED DECLINE EXTENSION
3200N

ALMADEN MINERALS LTD.

Siwash Golc Mine

PLAN SHOWING

CURRENT AND PROPOSED UNDERGROUND DEVELOPMENT

Scale 1: 2,000

April, 2004

Figure 5

Production from 1992 was shipped to the Horne smelter in Rouyn Noranda, Quebec and the production from 1993 on was shipped to the Asarco smelter at Helena, Montana for processing as a high grade silica flux.

7.0

DATA ANALYSIS

The drilling and sampling at Siwash has been completed under the supervision of Qualified Person Wojtek Jakubowski since 1987.  Sections 7.1 and 7.2 covering sampling methods and analytical procedures have been taken from Jakubowski, 2000.

7.1

Sampling Method and Approach (Jakubowski, 2000)

Drill sites were leveled and prepared using a Caterpillar 325LC excavator contracted from Elkhart Lodge Limited and a John Deere 550 tractor supplied by Beaupre Diamond Drilling Ltd. of Princeton B.C. Sumps were dug to contain cuttings. The drill was moved between sites using the John Deere tractor. Water was pumped to the drill from Bullion Creek, Gold Creek and the open pit.

Upon receipt, the core was washed, footage blocks converted to metres, and the recovery, RQD (rock quality determination), hardness, and degree of breakage were measured.  All core was photographed at four boxes to the frame, and selected intervals were photographed at five frames per core box. The geology, geotechnical information, and sample intervals were logged onto hand-held HP200LX palm-top computers, and were later down-loaded onto a desktop computer.

All samples were split and every twentieth sample was quartered for duplicate analysis as part of the quality control process. Samples were shipped to Acme Analytical Laboratories Ltd. in Vancouver, B.C. and assayed or analyzed for gold. Thirty element ICP analysis was also performed on samples containing quartz vein.

Specific gravity measurements using a scale were made on selected mineralized zones.  Drill hole orientations were measured at surface with a Brunton compass, and down-hole with a Sperry-Sun single shot camera. On completion of the hole, the casing was removed and replaced with a section of 2.5 inch diameter PVC pipe. The hole locations were surveyed relative to pre-established survey control points using a Salmoiraghi transit.

7.2

Sample Preparation, Analyses and Security (Jakubowski, 2000)

Drill core samples were shipped to Acme Analytical Laboratories in Vancouver for gold analysis.  Sample preparation and analysis methods varied based on material sampled. All samples were split and every twentieth sample was quartered for quality control purposes.

Samples that were expected to have significant gold content were split and half the core was submitted to the lab, in contrast to previous years when the entire core was assayed.  Typically, this material consisted of quartz vein with or without wall rock, at least 10 to 1 cm thick with a minimum of 10% sulphide (or traces of visible gold). These samples were crushed in their entirety to -3/16” and coarse pulverized to -1/16”.  Two kg of the -1/16” material was split out and pulverized to 99% finer than -150 mesh and sieved on a 150 mesh screen.  One Assay Ton (1 AT) of the -150 mesh fraction was assayed for gold and silver, and was combined with the weighted result of gold and silver fire assays of the entire coarse fraction, to give total gold and silver values.  ICP analysis for 35 elements was also carried out on a 0.50 gm sample of -100 mesh material. This technique is referred to as the Sieve and Assay method. Selected high grade intercepts were checked by re-sampling from the reject and assaying for gold by the same method.

Samples which were expected to be of lower grade were comprised of half the core split along its length. This material usually consisted of quartz vein material less than I0 cm thick with less than 10% sulphide, and/or wall rock.  At the lab the entire sample was crushed to -3/16”, then 2 kg were split out and coarse pulverized to -1/16”.   A 250 gm split was then taken and pulverized to -100 mesh.  A one-assay ton (1 AT) sample was fire assayed for gold and silver. Thirty-five element ICP analysis was usually carried out.  Higher grade intercepts were re-assayed using the Sieve and Assay method described above.

Samples that were not expected to carry high gold values, typically stringers with varying sulfide in alteration, or material of scientific interest, were split in half prior to shipping. After shipment to the lab the entire sample was crushed to -3/16”, 250 gm of sample split out and pulverized to -100 mesh.  A 20 gm sample of the -100 mesh material was analyzed for Au by ICP-MS using acid extraction.  Samples that returned higher than expected values were assayed using the next higher confidence sampling procedure. These assays generally returned values lower than the originals. This may be due to the larger sample size reducing the nugget effect.

7.3

Quality Assurance and Quality Control

Pre 2000

Drilling programs carried out prior to 2000 had limited quality assurance/quality control programs instituted.  The primary laboratory was Acme Analytical Laboratories Ltd. (‘Acme’).  Prior to 2000 the entire core was shipped to Acme and only check assays were run.  At Acme about one out of every 20 samples was re-assayed.  In addition a limited amount of check assays were shipped to Chemex for reanalysis.

Four sets of duplicates are available for analysis from this time period.  Scatter plots for Geochem Au Analysis versus Fire Assay, Fire assay original versus Fire Assay Duplicate, Fire Assay Au versus Metallic Au and Original Metallic Au versus Duplicate Metallic Au are all shown in Appendix 1.  In general the random sampling errors are very high with average precision of 122% for Original Fire Assay versus Duplicate Fire Assay and 103% for Original Metallic Au versus Duplicate Metallic Au.  These numbers are to be expected with coarse gold since one sample split could get the “nugget” and the other might not.

Checks for geochem gold versus fire assay show good agreement on higher values with fire assays tending to underestimate gold relative to geochemical procedures for low values.  The checks on Fire Assay versus Metallic analysis show a bias with metallic analysis recovering more gold than a fire assay.  This is to be expected since a metallic analysis will recover all the gold while a fire assay will just indicate the gold in a small 1 assay ton split.

These comparisons confirm the assay procedure used at Siwash of using geochemical gold for samples expected to carry low levels of gold.  Samples with high geochem assays are reanalyzed by fire assay with the fire assay used in the resource calculation.  Samples expected to carry higher grades were analyzed using metallic procedures (the Sieve and Assay method described in the previous section).

2000 – 2003

The program used since 2000 is described by Jakubowski, 2001.

All drill core samples were split in order to leave part of the sample for future check sampling or inspection.  Every twentieth sample was duplicated by taking a quarter split and assigning it the next sequential sample number.   The results are shown as a Scatter plot in Appendix 2.  Three high grade outliers cause the random sampling error to be very high.  When these outliers are removed the average precision between labs is quite reasonable 7.4% with a correlation coefficient of 0.969 between the two labs.

Blank samples were submitted to the lab at the same frequency as the duplicates. The blanks were taken from unaltered granodiorite core that contained no quartz veining. The purpose of including blanks in the sample stream was to confirm that no contamination occurred in the sampling or analysis procedures. All values are very low (below 40 ppb) with a minor spike of 36.6 ppb.  The blanks indicate a lack of any contamination.

Figure 6:  Blank samples of granodiorite core submitted in 2000-03 drill programs

Acme Analytical Labs provides re-samples as part of their analytical procedure.  Three sets of results are available for analysis.  Scatter plots for each set are included in Appendix 1.

The first compares geochemical assays from lower grade samples with re-analysis from a second split of the pulverized material.  A total of 33 analyses were repeated with a correlation coefficient of 0.979.  A scatter plot shows large random errors particularly for the higher values with an average sampling precision of 106%.  If the four largest values are removed a second scatter plot show better agreement for those values less than 2000 ppb Au.  The samples cluster around the equal value line with the sampling precision reduced to 83%.

A second set of reruns also on geochemical analysis comes from a second split of the coarse rejects.  A total of 31 analyses are plotted on a scatter plot in Appendix 1.  The correlation coefficient is poor at 0.6324 with four poorly reproducing high values producing an average sampling precision of 493%.   When these four values greater than 1500 ppb are removed the correlation coefficient improves to 0.8558 and the sampling precision improves to 193%.  The rejects still show more variability than the pulverized samples which is to be expected.

The third, smaller set of checks, come from a second fire assay on a second split from the pulverized pulps.  This test showed no bias and good agreement with a correlation coefficient of 0.998 and an average sampling precision of 21%.

For the 2003 drill program two prepared standards were obtained from CDN Resource Laboratories, Delta B.C., one with average grade 9.9±0.5 g Au/t and a second higher grade standard at 33.5±1.7 g Au/t.  The results are presented on graphs is Appendix 1.  All standards were reproduced within acceptable limits.

A second set of checks were completed in 2003.  About one in 20 assay pulps were sent to Chemex for analysis.  These pulps were then re-bagged, given a random new number and sent back to Acme for a ‘blind’ second analysis.  A total of 21 samples were assayed in triplicate.  The results are shown as a series of scatter plots in Appendix 1.  The data set comparing Acme original Au vs Chemex Au showed good agreement (correlation coefficient of 0.9951) and no indication of bias.  The sampling precision between the two labs was 18.6%.  When the pulps were returned to Acme for a re-analysis the correlation coefficient was 0.9901 and the sampling precision was 26.6%.

The results from the QA/QC test indicate no analytical bias from the laboratories, no contamination and in general large random errors attached to duplicate samples.  These large errors are to be expected in this style of mineralization where nugget effects are extreme.  These tests explain why the sampling procedure at Siwash has developed over the years with lower precision geochemical ICP analysis for gold at lower levels, fire assay analysis for higher grade mineralization and metallic screen analysis for the samples with highest gold grades.  The results of these tests combined with the production history for this property indicate the data base is of sufficient quality to produce a reliable resource estimate.

7.4

Statistics for Resource Estimation

Before compositing the raw assay data was evaluated for gold to determine if capping was required and if so, at what level.  A lognormal cumulative frequency plot (see Figure 6), was used to plot the grade distribution.  Each distribution was partitioned into multiple overlapping lognormal populations.

Figure 7: Lognormal Cumulative Probability Plot for gold assays - Siwash

A total of 5 overlapping lognormal populations were found with the following parameters.

Table 5: Summary of overlapping gold populations

Population	Mean Au (oz/ton)	Mean Au (g/t)	Percentage	Number of Samples
1	31.03	1064	0.04	3
2	13.34	457	0.13	8
3	3.94	135	1.20	74
4	0.32	11	17.14	1061
5	0.005	0.17	81.50	5045

A cap at 2 S.D. past the mean of population 3 would set a gold cap at 8.8 oz/ton (302 g/t) and reduce a total of 12 assays.  This would minimize the impact on the resource estimation of the two upper populations of erratic gold values.

7.5

Compositing

For each vein to be estimated true widths of the sampled intervals were determined from core angles and from zone orientations determined by contouring the zone intercepts. From past mining experience a minimum mining width of 0.5 m was established. Average grades were weighted for true width and specific gravity over an interval of 0.50 m or the vein thickness if greater than 0.50 m. Values of 0.001 g/t Au were inserted where assays were not reported and used to dilute the vein out to the minimum mining width.  A complete list of composites used for the various vein resource estimates is shown in Appendix 2.

For each identified vein intersection a true width and length weighted average grade in g Au/t was produced.  These two numbers were multiplied to produce a gold accumulation value which was modelled and estimated.

For a bulk mining estimate a set of 1 m composites were produced for gold in the near surface area east of the existing open pit.  These composites included assays identified as the main B vein and also all sub-parallel veins and splays.  Intervals not sampled between veins were assigned a grade of 0.001 g Au/t.

8.0

SEMIVARIOGRAM ANALYSIS

8.1

Introduction

As explained in the section on Geologic Model (Sec. 5.7) the veins were subdivided into segments based on observed structure.  For each segment thickness and gold accumulation were modeled.  The estimation process chosen for this vein deposit was to rotate all vein intersections into the plane of the vein so the interpolation can be completed as a two dimensional exercise.  The vein intersections are first rotated, if necessary, into the east-west horizontal plane and then rotated ‘up’ in the vertical plane to produce a flat sheet.  In this manner, when comparing coordinates, true distances in the plane of the vein are used.  A result of this exercise is the coordinates shown on plots and figures are rotated coordinates and do not necessarily compare directly with original drill hole coordinates.  In all plots the axes shown are east-west coordinates on the x axis along the strike of the vein and elevation coordinates on the y-axis which are actually true distances down the dip of the vein.

At each drill hole intersection, identified by Almaden geologists as being part of the B East vein, a true thickness and gold accumulation (gold grade x true thickness) were recorded.  These values were modelled by semivariograms in various directions within the plane of the vein.  Azimuths and dips reported below when discussing the various veins are measured relative to the rotated grids and do not represent true azimuths and dips.

Pairwise relative semivariograms were used to model all variables.

8.2

Siwash North B Vein

The Siwash North B vein system was subdivided into an eastern segment east of the RBF fault, a flat section near surface, west of the RBF fault and a steep section below the flat portion.  These three segments were named the B East, B Flat and B Steep respectively.

Vein intersections within the B East segment were first rotated 30o south to bring them in line with an east-west plane.  Intersections were then rotated 20o ‘up’ to produce a flat sheet that would represent the plane of the vein mineralization.

Vein intersections identified as B Flat were rotated 20o ‘up’ to produce a flat sheet that would represent the plane of the vein mineralization.  Vein intersections on the B vein west of the RBF fault and below 1605 elevation were labelled B Steep vein and were rotated 60o ‘up’ to produce a flat sheet that would represent the plane of the vein mineralization.

Within this plane of mineralization semivariograms were produced in four primary directions along strike, down dip and the two diagonals.  If required more angles within this horizontal sheet were modelled.  In all but gold accumulation in the B East zone, anisotropy was demonstrated and models fit to the two principal directions of grade continuity.  For the B East au accumulation, an isotropic model was fit.  All parameters are summarized below in Table 6.

8.3

WD Vein

The WD vein which is more or less parallel to the B vein and sits about 140 m to the north was also modelled using a two dimensional approach.  The vein was interpreted by Almaden on cross sections spaced roughly 50 m apart.  On each section a WD or in cases where the WD split into two splays WDa, WDb were identified.  For this resource estimate the WD vein was considered a single sheet and in most cases joined with the WDa vein close to surface.  On the eastern segment of the WD vein between 2420 E and 2670 E the WDb vein has been intersected below the WD vein in 35 drill holes.  While most of these intersections are low grade, holes 257, 298, 299 and 311 have intersections of 10.51, 41.68, 14.15 and 19.44 g Au/t over 0.5 m intervals respectively.  There is insufficient data to model the WDb vein at this time but if the WD vein proves to be economic to mine, this splay in this area should certainly be explored in more detail.

On the western part of the vein between 2160 E and 2370 E a lower parallel vein is identified as WD2.  While there is insufficient data to model or estimate this splay at present, the WD2 is of interest with three of the four intersections assaying 4.39, 35.09 and 219.96 g Au/t all over .5 m intervals.

The main WD vein was identified in 67 drill holes over an area from 2100 E to 2700 E.  Vein intersections were rotated 60o ‘up’ to produce a flat sheet that would represent the plane of the vein mineralization.  Anisotropy was shown for both thickness and gold accumulation with parameters of the semivariograms summarized in Table 6.

Table 6:  Summary of Semivariogram parameters for B veins and WD vein

Vein	Variable	Direction	Nugget Effect Co	Short Structure C1	Long Structure C2	Short Range a1 (m)	Long Range a2 (m)
B Steep	Thickness	Along Strike Az 270[o] Dip -55[o]	0.0	0.07	0.06	10	95
		Along Strike Az 90[o] Dip -35[o]	0.0	0.07	0.06	10	40
	Au Accumulation	Along Strike Az 270[o] Dip -45[o]	0.6	0.30	0.25	10	50
		Along Strike Az 90[o] Dip -45[o]	0.06	0.30	0.25	10	35
B Flat	Thickness	Along Strike Az 90[o] Dip 0[o]	0.0	0.12	0.07	25	60
		Down Dip -90[o]	0.0	0.12	0.07	25	50
	Au Accumulation	Along Strike Az 90[o] Dip -45[o]	0.1	0.10	0.40	15	120
		Along Strike Az 270[o] Dip -45[o]	0.1	0.10	0.40	15	60
B East	Thickness	Along Strike Az 60[o] Dip -45[o]	0.0	0.15	0.07	25	60
		Along Strike Az 240[o] Dip -45[o]	0.0	0.15	0.07	20	60
	Au Accumulation	Isotropic	0.3	0.50	0.30	30	50
WD	Thickness	Along Strike Az 270[o] Dip -45[o]	0.0	0.02	0.05	40	200
		Along Strike Az 90[o] Dip -45[o]	0.0	0.02	0.05	40	120
	Au Accumulation	Along Strike Az 90[o] Dip 0[o]	0.20	0.50	0.50	50	200
		Down Dip -90[o]	0.20	0.50	0.50	50	100

8.4

Bulk Mining Scenario

For the area near surface east of the existing open pit there is the potential to mine the main B vein and a series of roughly parallel vein splays by open pit methods.  Drill holes within this area between coordinates 2250 to 2750 E and above the 1500 m level were re-evaluated with the total interval of vein material recorded.  A three dimensional mineralized solid was constructed from cross sections to enclose this vein style mineralization.  Within this solid 1 m composites were produced using capped assays for vein material and 0.001 g Au/t for intervals between veins that were not assayed.  The area was subdivided into a west and east segment relative to the RBF Fault.  Gold grades were modeled directly using pairwise relative semivariograms.  Nested spherical models were fit with main directions along strike and down dip.  Semivariogram parameters are shown below in Table 7.

Table 7: Semivariogram parameters for Three Dimensional Kriging

Zone	Variable	Azimuth	Dip	Nugget Effect	Short Structure	Long Structure	Short Range (m)	Long Range (m)
West of Fault	Au	090	0	0.30	0.50	0.20	12	40
		180	-20	0.30	0.50	0.20	12	40
		0	-70	0.30	0.50	0.20	5	10
East of Fault	Au	060	0	0.10	0.30	0.50	12	20
		150	-20	0.10	0.30	0.50	12	25
		330	-70	0.10	0.30	0.50	5	15

9.0

BLOCK MODEL ESTIMATION

9.1

Introduction

The resource estimation for the Siwash Project was calculated a number of ways.  The main B and WD veins were estimated using a two dimensional approach, calculating thickness and grade accumulation.  The grade of mining panels is then calculated by dividing the estimated gold accumulation by the estimated thickness.  This approach assumes an underground mining technique that could more or less follow the most prominent vein.  A second estimate for the bulk mining potential of near surface mineralization east of the existing open pit was completed, using a three dimensional approach, estimating gold grades directly. This methodology assumes all veins would be mined and as a result includes internal dilution that would occur by taking the waste between veins.  It is important to note that the three dimensional approach overlaps areas estimated by the two dimensional approach and the results cannot be added together.

9.2

Two Dimensional Estimate

The main B and WD veins were traced from cross sections along their strike length with the main mineralized interval identified in each drill hole.  A true thickness was calculated from core angles and from zone orientations determined by contouring the zone intercepts.  The weighted average grade of the interval was multiplied by the true width to create a grade accumulation variable.  The vein intersections were viewed in two dimensions by rotating first in the horizontal plane and then in the vertical plane to produce a view perpendicular to the vein trace.  Distances between vein intersections in this plane are true distances down the dip of the vein.  Grids of blocks 10 x 10 m in dimension were superimposed over the long sections of the veins and thickness and gold accumulation were estimated for each block by ordinary kriging.  Once kriged, a grade for each block was determined by dividing the gold accumulation by the estimated thickness.  For the WD vein blocks 20 x 20 m were used due to the lower density of drill holes.

Blocks were estimated in four passes with search ellipse dimensions related to the ranges of the semivariograms.  The first pass used a search ellipse with dimensions equal to ¼ of the range in the two principal directions.  A minimum 3 composites was required within the search ellipse to estimate the block.  If the minimum number was not found, the ellipse was expanded to ½ the range and the exercise repeated.  A third pass used the full range and a fourth pass if required at twice the range was used to fill in missing blocks.  In all cases, if more than 8 composites were found, the closest 8 were used.  The search parameters for each estimate are shown below in Table 8.

Table 8: Search parameters for 2 Dimensional Kriging Runs

Vein	Variable	Pass	Number Estimated	Direction	Distance (m)	Direction	Distance (m)
B Flat	Thickness	1	415	Az 90 Dip 0	15	Dip -90	12.5
		2	81	Az 90 Dip 0	30	Dip -90	25
		3	50	Az 90 Dip 0	60	Dip -90	50
		4	7	Az 90 Dip 0	120	Dip -90	100
	Au Accumulation	1	468	Az 90 Dip 0	30	Dip -90	15
		2	56	Az 90 Dip 0	60	Dip -90	30
		3	29	Az 90 Dip 0	120	Dip -90	60
B Steep	Thickness	1	384	Az 90 Dip -55	24	Az 270 Dip -35	10
		2	289	Az 90 Dip -55	48	Az 270 Dip -35	20
		3	371	Az 90 Dip -55	95	Az 270 Dip -35	40
		4	15	Az 90 Dip -55	200	Az 270 Dip -35	100
	Au Accumulation	1	343	Az 90 Dip -45	8.75	Az 270 Dip -45	12.5
		2	286	Az 90 Dip -45	17.5	Az 270 Dip -45	25
		3	391	Az 90 Dip -45	35	Az 270 Dip -45	50
		4	39	Az 90 Dip -45	200	Az 270 Dip -45	100
B East	Thickness	1	94	Az 90 Dip -45	15	Az 270 Dip -45	15
		2	391	Az 90 Dip -45	30	Az 270 Dip -45	30
		3	405	Az 90 Dip -45	60	Az 270 Dip -45	60
		4	6	Az 90 Dip -45	100	Az 270 Dip -45	100
	Au Accumulation	1	48	Az 90 Dip -45	12.5	Az 270 Dip -45	12.5
		2	303	Az 90 Dip -45	25	Az 270 Dip -45	25
		3	491	Az 90 Dip -45	50	Az 270 Dip -45	50
		4	54	Az 90 Dip -45	100	Az 270 Dip -45	100
WD Vein	Thickness	1	194	Az 90 Dip -45	30	Az 270 Dip -45	50
		2	165	Az 90 Dip -45	60	Az 270 Dip -45	100
		3	1	Az 90 Dip -45	120	Az 270 Dip -45	200
	Accumulation	1	116	Az 90 Dip 0	50	Dip -90	25
		2	240	Az 90 Dip 0	100	Dip -90	50
		3	4	Az 90 Dip 0	200	Dip -90	100

9.3

Three Dimensional Estimate

A three dimensional solid model was built around drill hole intersections that contained the B vein and the various secondary veins and splays east of the existing open pit and above the 1500 m level.  The mineralized zone was interpreted on cross sections at roughly 10 m intervals between the coordinates 2250 and 2750 E.  The area was further subdivided based on the RBF fault with material east and west of the fault treated separately.  Blocks 10 m E-W, 5 m N-S and 2 m high were superimposed on the three dimensional solid with the proportion of each block inside the solids recorded.  The RBF Fault was considered a ‘hard boundary’ with only composites from west of the fault used to estimate blocks west of the fault and composites east of the fault used to estimate blocks located to the east.

A search ellipse was used to determine which composites were used for kriging.  The dimensions of the ellipse in three dimensions were determined by the semivariograms for each zone.  Pass 1 used distance equal to ¼ the range, pass 2 used distances equal to ½ the range and Pass 3 used distances equal to the full range.  In both cases a further pass was made at 2 times the range in order to fill in blocks.  In all cases a minimum 3 composites were required to estimate a block.  If the required 3 composites were not found the search was expanded.  In cases where more than 8 composites were found the closest 8 to the block centre were used.

Table 9 below shows the various search distances and directions for the 4 passes of kriging used in each zone and reports the number of blocks estimated in each pass.

Table 9: Search parameters for 3 Dimensional Kriging Runs for Gold

Zone	Pass	Number Estimated	Direction	Dist. (m)	Direction	Dist. (m)	Direction	Dist. (m)
West of Fault	1	1606	Az 90 Dip 0	10	Az 0 Dip -70	2.5	Az 180 Dip -20	10
	2	1223	Az 90 Dip 0	20	Az 0 Dip -70	5	Az 180 Dip -20	20
	3	803	Az 90 Dip 0	40	Az 0 Dip -70	10	Az 180 Dip -20	40
	4	358	Az 90 Dip 0	80	Az 0 Dip -70	20	Az 180 Dip -20	80
East of Fault	1	1162	Az 60 Dip 0	5	Az 330 Dip -70	3.75	Az 150 Dip -20	6.25
	2	5954	Az 60 Dip 0	10	Az 330 Dip -70	7.5	Az 150 Dip -20	12.5
	3	10242	Az 60 Dip 0	20	Az 330 Dip -70	15	Az 150 Dip -20	25
	4	7772	Az 60 Dip 0	40	Az 330 Dip -70	30	Az 150 Dip -20	50

Figure 8: Example of Bulk Model West of Fault on Section 2310 E

9.4

Specific Gravity

Specific gravities were assumed to be 2.75 for sulphide ore, 2.5 for oxide ore, or were calculated from the Fe, Pb, Cu, Zn contents of the samples when these element analyses were available. The specific gravities of 30 mineralized samples were also measured at the exploration site with a scale using weights in air and water.  A comparison of the measured specific gravities with the calculated is shown as Figure 9.  There is good agreement (correlation coefficient of 0.661) and no bias indicated with samples scattering on either side of the equal value line.

Each intersection in the 2D approach and each one metre composite in the 3D approach had an assigned specific gravity.  Inverse distance squared was used to interpolate specific gravity into each block in both models.

Figure 9: Comparison of Measured specific gravity to calculated

9.5

Block Tonnage Calculations

Within the 2D models the tonnage for each block was determined by multiplying the area of the 10 x 10 m block by the estimated thickness to obtain a volume in cubic metres and then by the estimated specific gravity to obtain the tonnage in tonnes.  For the WD vein the area of a 20 x 20 m block was used to obtain the volume.

Within the 3D model the volume of the 10 x 5 x 2 m block was multiplied by the proportion of the block within the solid and finally by the specific gravity to obtain the tonnage in tonnes.

10.0

CLASSIFICATION

10.1

Introduction

Based on the study herein reported, delineated mineralization of the Siwash Project is classified as a resource according to the following definition from National Instrument 43-101:

“In this Instrument, the terms "mineral resource", "inferred mineral resource", "indicated mineral resource" and "measured mineral resource" have the meanings ascribed to those terms by the Canadian Institute of Mining, Metallurgy and Petroleum, as the CIM Standards on Mineral Resources and Reserves Definitions and Guidelines adopted by CIM Council on August 20, 2000, as those definitions may be amended from time to time by the Canadian Institute of Mining, Metallurgy, and Petroleum.”

“A Mineral Resource is a concentration or occurrence of natural, solid, inorganic or fossilized organic material in or on the Earth's crust in such form and quantity and of such a grade or quality that it has reasonable prospects for economic extraction. The location, quantity, grade, geological characteristics and continuity of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge.”

The terms Measured, Indicated and Inferred are defined in 43-101 as follows:

“A 'Measured Mineral Resource' is that part of a Mineral Resource for which quantity, grade or quality, densities, shape, physical characteristics are so well established that they can be estimated with confidence sufficient to allow the appropriate application of technical and economic parameters, to support production planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity.”

“An 'Indicated Mineral Resource' is that part of a Mineral Resource for which quantity, grade or quality, densities, shape and physical characteristics, can be estimated with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed.”

“An 'Inferred Mineral Resource' is that part of a Mineral Resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling and reasonably assumed, but not verified, geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes.”

10.2

Results for the Two Dimensional Estimate

The geologic continuity at Siwash is excellent with the main B and WD veins clearly identified in all drill holes and at predicted locations in all most all cases.  The geologic continuity for the minor veins and vein splays is not as consistent with some veins pinching and disappearing from section to section.

For the 2D estimate of the B Vein grade continuity was established using the ranges of the semivariogram in the principal directions.  Blocks estimated during the first pass with ranges equal to ¼ of the semivariogram ranges were considered measured.  Blocks estimated during Pass 2 using ½ the ranges were considered indicated.  All other blocks estimated were classed as inferred.

The WD vein at this time has not been drilled to the same density as the B Vein with drill fences located at roughly 50 m intervals.  As a result the classification was more conservative with blocks estimated during Pass 1 at ¼ of the range considered Indicated.  All other blocks are classed inferred at this time.

As a check of the methodology the B vein within the Siwash North Open Pit was estimated from drill holes, surface trenches and sampled ore blocks.  A total of 20,900 tonnes averaging 86.7 g Au/t were estimated within the mined open pit for a total of 58,000 ounces of gold.  This compares to a reported 47,600 ounces of gold reported mined during 1992-1995.  The difference could be attributed to approximated boundaries for the open pit used in the estimate and dilution and ore loss during mining.

The remaining material in the vicinity of the open pit has been estimated as B Flat Vein with blocks removed to account for underground mining in the 1611 stope.  The material below the open pit and B Flat vein, where the vein dip steepens, is referred as the B Steep vein.  The B vein east of the RBF Fault is referred to as the B East Vein.  The resource present in these three areas has been summarized below in Table 10 at a 7 g Au/t cutoff which might equate to an economic underground cutoff. Complete grade-tonnage tables are shown for each Classification level in Appendix 3.

The longitudinal sections for the B Flat vein, B Steep Vein, B East Vein and WD Vein are shown below as Figures 10 to 13.  Blocks are colour coded by gold grade and are presented only to show the overall distribution of grade.  At the scale required to fit these figures to a report format it is not possible to show individual block grades.

For both the B flat and B Steep veins composites were allowed to influence blocks on the opposite side of the break as this divide between flat and steep was based on dip angle and not mineralization.

Figure 10: B Flat Vein Longitudinal Section showing mined out open pit, estimated blocks colour coded by gold grade and composites used to estimate the blocks

Figure 11: B Steep Vein Longitudinal Section showing estimated blocks colour coded by gold grade and composites used to estimate the blocks

Figure 12: B East Vein Longitudinal Section showing estimated blocks colour coded by gold grade and composites used to estimate the blocks

B EAST VEIN
Area to Drill Test
LEGEND
KRIGED BLOCK AU GRADES
Au > 0.0 < 5.0 g/t
Au >= 5.0 < 10.0 g/t
Au >= 10.0 < 17.0 g/t
Au >= 17.0 < 25.0 g/t
Au >= 25.0 g/t
Sample Composite Used in Estimate
Scale
0
50
100 m
0 50 100 150 200 250 300 350 400 450 500 550 600
1650
1600
1550
1500
1450
1400
1350

Figure 13: WD Vein Longitudinal Section showing estimated blocks colour coded by gold grade and composites used to estimate the blocks

Table 10: Resource calculated by 2D methods for B and WD Veins

		Measured plus Indicated			Inferred
Area	Au Cutoff (g/t)	Tonnes	Grade Au (g/t)	Contained Ounces Au	Tonnes	Grade Au (g/t)	Contained Ounces Au
B Flat Vein (excluding Mined areas)	7.0	20,700	19.41	12,900	500	7.74	100
B Steep Vein	7.0	71,800	44.69	103,200	59,800	19.77	38,000
B East Vein	7.0	28,900	22.30	20,700	36,200	15.51	18,100
WD Vein	7.0	42,600	29.82	40,800	98,700	14.69	46,600

10.3

Results for the Three Dimensional Estimate

The geologic continuity of the mineralized zone that included the B vein and various splays numbered Ba, Bb, Bc etc. was excellent over the entire strike length.  Individually each splay might pinch or swell within the zone but the zone in total was very continuous.   Classification of individual kriged blocks was based on a measure of the grade continuity, namely the semivariograms.  Blocks estimated during pass one with search ellipse limited to ¼ the semivariogram range, were classed measured.  Those estimated during pass 2 at ½ the range were classed as indicated.  All others were classed as inferred.

The results are presented as grade-tonnage tables in Appendix 4 and summarized at a series of possible open pit cutoffs below in Table for all blocks above the 1550 level.

Table 11: Resource Calculated by 3D Methods for B veins in near surface area (above 1475 Level)

	MEASURED PLUS INDICATED			INFERRED
Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff		Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Contained Ozs.		Au (g/t)	Contained Ozs.
0.50	808,200	3.264	84,800	1,488,300	2.570	123,000
1.00	564,100	4.361	79,100	1,138,900	3.126	114,500
2.00	327,800	6.490	68,400	565,800	4.863	88,500
3.00	209,900	8.757	59,100	317,800	6.781	69,300
4.00	150,800	10.828	52,500	203,900	8.681	56,900
5.00	121,300	12.381	48,300	162,700	9.753	51,000

Again it must be noted that the tonnage reported using the 3D estimate includes a significant proportion of the B Flat, B Steep and B East veins above the 1475 level, reported in section 10.2 and cannot be totalled with the 2D estimates.  The areas estimated in the 3 dimensional block model can be removed and the grades and tonnage recast for the two dimensional estimates as shown in Table 12.

Table 12: Resource calculated by 2D methods for B and WD Veins with areas estimated in the Bulk Tonnage model removed.

		Measured plus Indicated			Inferred
Area	Au Cutoff (g/t)	Tonnes	Grade Au (g/t)	Contained Ounces Au	Tonnes	Grade Au (g/t)	Contained Ounces Au
B Flat Vein (excluding Mined areas)	7.0	19,100	26.70	16,400	500	7.74	100
B Steep Vein	7.0	39,700	54.50	69,600	53,300	19.93	34,200
B East Vein	7.0	2,800	19.43	1,700	25,800	14.98	12,400
WD Vein	7.0	42,600	29.82	40,800	98,700	14.69	46,600

11.0

METALLURGICAL TEST WORK

Since 1990 a number of companies have completed preliminary metallurgical test on Siwash samples including:

-        1990 – Placer Dome Inc. completed gravity and cyanidation testing

-        1992 – Brenda Mines Ltd. carried out gravity, flotation, cyanidation, acid-base accounting and ICP analysis of the tails

-        1992 – Bacon & Donaldson carried out gravity, flotation, cyanidation and acid base accounting

-        1993 – McGill University completed gravity testing

R.M. Samuels summarized the metallurgical tests in a 1993 report (Samuels, 1993) to Fairfield Minerals as follows:

“The test results showed that the ore is free-milling and the gold is readily amenable to recovery by gravity/flotation or gravity/cyanidation processes.  Recoveries in excess of

95% are predicted with recoveries of 99.5% achieved from a composite sample using a gravity/flotation circuit.  There are no deleterious elements in sufficient quantity to cause environmental or marketing problems and waste rock products are non-acid generating.

The ore is of medium hardness with a work index of 10.9 kwh/ton.  Silver recoveries were 98.8% from gravity/flotation circuits and would be a viable by-product at silver to gold rations of 1:1.  Limited test work on tailings showed poor settling rates which may increase the operation costs.”

Samuels recommended treatment of the ore by a gravity/flotation circuit.

12.0

INTERPRETATION AND CONCLUSIONS

Based on additional diamond drilling on the Elk Property completed in 2003 the resource present was re-estimated using geostatistical procedures.  A resource was calculated for the Siwash North B vein by subdividing the vein into three segments based on vein structure.  A flat near surface portion west of the RBF Fault (B Flat), a steeper dipping portion below the B Flat (B Steep) and a third segment east of the RBF Fault (B East).  A two dimensional thickness-grade accumulation procedure was used to estimate the resource.  A resource was also calculated for the WD vein that lies some 140 m to the north of the Siwash North B vein.  A total measured plus indicated resource for these two veins at a 7.0 g Au/t cutoff was 164,000 tonnes averaging 33.7 g Au/t.  An additional 195,000 tonnes averaging 16.4 g Au/t was classed inferred.

The Siwash North B vein when it crosses from granodiorite to quartz monzonite tends to split up with less continuous parallel splays produced.  The tonnages and resource presented above in the two dimensional approach ignored the parallel splays.  The WD vein has a similar situation with several parallel smaller splays ignored for this estimate. To allow for the possibility of open pit mining the Siwash North B vein east of the existing pit, the splays were combined with the main B vein and internal waste between them assigned a grade of 0.001 g Au/t.  A three dimensional solid was produced to encompass all the mineralization and a three dimensional block model was estimated.  It must be noted that the tonnage and volume contained within this model would include significant parts of the B Flat, B Steep and the B East vein (above the 1475 level) resource estimated in the 2D approach above.  Using this three dimensional approach at a 1 g Au/t cutoff a total of 564,000 tonnes averaging 4.4 g Au/t would be considered measured plus indicated and an additional 1,139,000 tonnes averaging 3.1 g Au/t would be inferred.

1.0

RECOMMENDATIONS

Based on the results of this study, additional drilling is warranted on the Elk Property.  Diamond drilling is recommended in the following areas:

-

to test the deep westerly extension of the Siwash North B vein (see Figure 10)

-

to test the easterly extension of a shoot within the East B vein (see Figure 11)

-

and to test the WD vein at depth.

The resource calculated by 3 dimensional methods should be passed to a mining engineer for open pit optimization to determine the economics involved.

For all additional drilling the 2003 program of blanks, standards and duplicates should be continued.

14.0

BIBLIOGRAPHY

   (2004) – Minfile 092HNE096 Database Geologic Survey Branch Ministry of Energy & Mines.

EMPR Assessment Reports: 4525, 16644, 18511, 19489, 19835, 21443, and 22368

Geiger A. (2000) – ‘A Fluid Inclusion Study and Geostatistical Analyses of Vein Mineralization in

         the Siwash North Study Area, South-Central British Columbia’; Bachelor of Applied

         Science Thesis, University of British Columbia

Jakubowski, W., (1989) – ‘Geochemical and Trenching Report on the Elk property, South Area,

        Similkameen Mining Division, British Columbia’; Assessment Report 19489 by

        Cordilleran Engineering Ltd. for Fairfield Minerals Ltd.

Jakubowski, W., (1989) – ‘Geological Geochemical, Geophysical and Prospecting Report on the

        Elk property, Similkameen Mining Division, British Columbia’; Assessment Report

        by Cordilleran Engineering Ltd. for Fairfield Minerals Ltd.

Jakubowski, W., (1989) – ‘Geological Geochemical and Trenching Report on the Elk property,

        Similkameen Mining Division, British Columbia’; Assessment Report 18511 by

        Cordilleran Engineering Ltd. for Fairfield Minerals Ltd.

Jakubowski, W., (1991) – ‘Drilling and Trenching Report on the Elk property, South Area,

        Similkameen Mining Division, Siwash Lake Area, British Columbia’; Assessment Report

        21443 by Cordilleran Engineering Ltd. for Fairfield Minerals Ltd. and Placer Dome Inc.

Jakubowski, W., (1992) –‘Elk property, Siwash North Gold Deposit, 1992 Reserve Calculations’;

        Cordilleran Engineering Ltd. Internal Report for Fairfield Minerals Ltd.

Jakubowski, W., (1992) – ‘Drilling and Trenching Report on the Elk property, South Area,

        Similkameen Mining Division, Siwash Lake Area, British Columbia’;  Assessment Report

        22368 by Cordilleran Engineering Ltd. for Fairfield Minerals Ltd. and Placer Dome Inc.

Jakubowski, W., (1993) – ‘Reverse Circulation Drilling Report on the Elk property,

        Similkameen Mining Division, British Columbia’; Assessment Report by Cordilleran

        Engineering Ltd.

Jakubowski, W., (1995) – ‘Diamond Drilling Report Siwash Gold Mine Area, Elk property,

        Similkameen Mining Division, Siwash Lake Area, British Columbia’, Assessment Report

        for Fairfield Minerals Ltd.

Jakubowski, W., (1996) – ‘Diamond Drilling Report Siwash Gold Mine Area, Elk property,

        Similkameen Mining Division, Siwash Lake Area, British Columbia’, Assessment

        Report for Fairfield Minerals Ltd.

Jakubowski, W., Conroy, P., (1996) – ‘Diamond Drilling Report Siwash Gold Mine Area, Elk

        property, Similkameen Mining Division, Siwash Lake Area, British Columbia’;

        Assessment Report 24374 for Fairfield Minerals Ltd.

Jakubowski, W., (1999) – ‘Geochemical Report, Elk property, Similkameen Mining Division,

        Siwash Lake Area, British Columbia’, Assessment Report for Fairfield Minerals Ltd.

Jakubowski, W., (2000) – ‘Diamond Drilling Report Siwash Gold Mine Area, Elk property,

        Similkameen Mining Division, Siwash Lake Area, British Columbia’; Assessment Report

        26416 for Fairfield Minerals Ltd.

Jakubowski, W., (2002) – ‘2002 Diamond Drilling Report Siwash Gold Mine Area, Elk property,

        Similkameen Mining Division, Siwash Lake Area, British Columbia’; Assessment Report

        27150 for Almaden Minerals Ltd. and Wheaton River Minerals Ltd.

King, H.L. (2001) – ‘Geological Report on Elk Property Similkameen Mining Division British

        Columbia’; A private Report for Fairfield Minerals Ltd., August 31, 2001, 107 p.

Lewis, P. (2000) – ‘Structural Analysis of the Siwash Mine and Exploration Implications for the

        Elk Property, Similkameen Mining Division, British Columbia’; A private report.

McCormack, J. (1995) – ‘Summary of Ore Reserves and Project Economics for the Siwash Gold

        Mine’; Private Report for Fairfield Minerals Ltd.

Park, C.F. and R.A. MacDiarmid (1964) – ‘Ore Deposits’; W. H. Freeman and Company

        Publishers, 1964, 475 pages

Roscoe, W., (1995) – ‘Reserve Estimates and Economic Review of the Siwash Gold Mine,

        Southern British Columbia’; Private Report by Roscoe Postle Associates Inc. for Fairfield

        Minerals Ltd.

Samuels, R.M., (1993) ‘Compilation of Metallurgical Results, Siwash North Gold Deposit’;

        Private Report for Fairfield Minerals Ltd.

15.0

CERTIFICATE

I, G.H. Giroux, of 982 Broadview Drive, North Vancouver, British Columbia, do hereby certify that:

 1)

I am a consulting geological engineer with an office at #513 - 675 West Hastings Street, Vancouver, British Columbia.

 2)

I am a graduate of the University of British Columbia in 1970 with a B.A. Sc. and in 1984 with a M.A. Sc., both in Geological Engineering.

 3)

I am a member in good standing of the Association of Professional Engineers and Geoscientists of the Province of British Columbia.

 4)

I have practised my profession continuously since 1970.

 5)

I have read the definition of Aqualified person@ set out in National Instrument 43-101 and certify that by reason of education, experience, independence and affiliation with a professional association, I meet the requirements of an Independent Qualified Person as defined in draft National Policy 43-101.

 6)

This report is based on a study of the data and literature available on the Siwash Project. I am responsible for the resource estimations completed in Vancouver during 2004.  A site visit to examine drill core and outcrops was completed on October 28, 2003.

 7)

I am not aware of any material fact or material change with respect to the subject matter of the technical report that is not reflected in the Technical Report.

 8)

I am independent of the issuer applying all of the tests in section 1.5 of National Instrument 43-101.

 9)

I have read National Instrument 43-101 and Form 43-101F1, and the Technical Report has been prepared in compliance with that instrument and form.

10)

I consent to the filing of the Technical Report with any stock exchange and other regulatory authority and any publication by them, including electronic publication in the public files on their websites accessible by the public.

Dated this 28th  day of May, 2004

“G. H. Giroux”

G. H. Giroux, P.Eng., MASc.

APPENDIX 1

SCATTER PLOTS AND GRAPHS FOR QA/QC STUDY

Scatter Plots showing Au Geochem Analysis (AUMIBK) along y axis with Au Fire Assay (AUFA) along x axis (Lower plot has two outliers removed)

Binary Diagram
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.20
0.40
0.60
0.80
1.00
04/03/25
13:49:07
GOLD GEOCHEM VS GOLD FIRE ASSAY
AUMIBK, arith., *10**0
N = 75 (75,75)
1.833
0.3662 0.3141 0.6278
0.0 0.2831
1.000E-3 0.3403 1.124
Regression=RMA AUFA, arith., *10**0
slope: 1.109 (9.972E-2)
y-int: -1.139E-2 (4.617E-2)
dispersion: (0.3649)

Binary Diagram
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.20
0.40
0.60
0.80
1.00
04/03/25
14:29:17
GOLD GEOCHEM VS GOLD FIRE ASSAY
AUMIBK, arith., *10**0
N = 73 (73,75)
1.009
0.3511 0.2635 0.8102
0.0 0.2725
1.000E-3 0.3282 1.124
Regression=RMA AUFA, arith., *10**0
slope: 0.9669 (6.634E-2)
y-int: 3.370E-2 (2.890E-2)
dispersion: (0.2336)

Scatter Plots for AUFA1AT (Original FA Au) on x axis and AUFA1ATD (Duplicate FA Au) on y axis.  Lower Plot shows same data with one high outlier removed.

Binary Diagram
0.80
0.60
0.40
0.20
0.20 0.40 0.60 0.80 1.00 1.20
04/03/25
14:39:53
GOLD FIRE ASSAY VS FIRE ASSAY DUPLICATE
AUFA1ATD, arith., *10**1
N = 33 (33,33)
9.913
0.6233 1.721 0.9943
4.000E-3 2.352
3.000E-3 0.7858 13.53
Regression=RMA AUFA1AT, arith., *10**1
slope: 0.7317 (1.353E-2)
y-int: 4.826E-2 (3.360E-2)
dispersion: (0.3100)

Binary Diagram
0.80
0.60
0.40
0.20
0.20 0.40 0.60 0.80 1.00 1.20
04/03/25
14:56:27
GOLD FIRE ASSAY VS FIRE ASSAY DUPLICATE
AUFA1ATD, arith., *10**1
N = 32 (32,33)
1.623
0.3330 0.4324 0.9038
4.000E-3 0.5583
3.000E-3 0.3877 2.357
Regression=RMA AUFA1AT, arith., *10**1
slope: 0.7744 (5.860E-2)
y-int: 3.270E-2 (4.051E-2)
dispersion: (0.3098)

Scatter Plot of AUFA (original Gold Fire Assay) on x axis vs AUMET (gold metallic assay) on y axis.

Scatter Plot showing AUMET (Original Metallic Au Assay) on x axis versus AUMETD (duplicate Metallic Au Assay) on y axis.

Scatter Plots for Acme Original Au vs Chemex Duplicate Au. Lower plot shows data with three outliers removed.

Binary Diagram
2.00
1.50
1.00
0.50
0.25 0.50 0.75 1.00 1.25 1.50 1.75
04/03/25
16:28:49
2000-2002 Duplicate Samples
CHEMEX A, arith., *10**1
N = 34 (34,34)
23.68
1.178 4.299 0.8083
1.000E-3 3.827
1.000E-3 1.114 18.97
Regression=RMA ACME AU , arith., *10**1
slope: 1.123 (0.1134)
y-int: -7.280E-2 (0.4736)
dispersion: (3.564)

Binary Diagram
6.00
4.00
2.00
0.20 0.40 0.60 0.80
04/03/25
16:32:52
2000-2002 Duplicate Samples
CHEMEX A, arith., *10**-1
N = 31 (31,31)
0.7200
0.1385 0.1940 0.9690
1.000E-3 0.2277
1.000E-3 0.1465 0.8600
Regression=RMA ACME AU , arith., *10**0
slope: 0.8520 (3.780E-2)
y-int: 1.368E-2 (1.029E-2)
dispersion: (7.446E-2)

Scatter Plots for Acme Reruns of Pulps for 33 Geochem analysis.  Lower plot looks at lower 29 values below 2000 ppb.

Scatter Plot for 31 Acme Reruns for gold on Rejects.  Lower plot shows same data set with four high outliers removed.

Binary Diagram

1.00
0.80
0.60
0.40
0.20
0.25
0.50
0.75
1.00
1.25
1.50

04/03/26
10:40:35
ACME Rerun for Au on Rejects

DUP AU P, arith., *10**4
N = 31 (31,31)
1.103E+4
1080.0 2647.0 0.6324
0.6000 3404.0
0.2000 1043.0 1.852E+4

Regression=RMA ORIG AU , arith., *10**4
slope: 0.7776 (0.1082)
y-int: 269.3 (423.0)
dispersion: (3698.0)

Binary Diagram

1.00
0.80
0.60
0.40
0.20
0.25
0.50
0.75
1.00
1.25
1.50

04/03/26
10:45:29
ACME Rerun for Au on Rejects

DUP AU P, arith., *10**4
N = 27 (27,31)
1226.0
161.9 280.0 0.8558
0.6000 356.4
0.2000 193.7 1377.0

Regression=RMA ORIG AU , arith., *10**4
slope: 0.7855 (7.822E-2)
y-int: 9.750 (32.67)
dispersion: (243.4)

Scatter Plot for Acme Internal Reruns of Fire Assays

2003 CDN STANDARDS

2003 Original Acme Analysis versus Chemex for gold

Binary Diagram
4.00
3.00
2.00
1.00
1.00
2.00
3.00
4.00
04/04/15
14:45:22
Chemex Checks and Acme Blinds
CHEMEX, arith., *10**1
N = 21 (21,21)
48.90
11.89 11.16 0.9951
1.080 11.29
1.200 12.13 48.55
Regression=RMA ORIG. AU, arith., *10**1
slope: 0.9884 (2.143E-2)
y-int: -9.128E-2 (0.3553)
dispersion: (1.579)

2003 Original Acme Assay vs. Blind Acme Assay for gold

Binary Diagram
4.00
3.00
2.00
1.00
1.00
2.00
3.00
4.00
04/04/15
14:54:43
Chemex Checks and Acme Blinds
BLIND, arith., *10**1
N = 21 (21,21)
48.95
12.12 11.59 0.9901
0.9400 11.29
1.200 12.13 48.55
Regression=RMA ORIG. AU, arith., *10**1
slope: 1.026 (3.151E-2)
y-int: -0.3265 (0.5227)
dispersion: (2.282)

APPENDIX 2

LIST OF VEIN COMPOSITES USED TO ESTIMATE

B FLAT VEIN, B STEEP VEIN, B EAST VEIN AND WD VEIN

Where -

SND series Holes are Siwash North Surface Diamond Drill Holes

SUD series Holes are Siwash North Underground Diamond Drill Holes

T series samples are Surface Trench Samples

SNC series holes are Reverse Circulation Drill Holes

OB series samples are Open Pit Ore Block Samples

UG series samples are Underground Face Samples

B FLAT VEIN

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB18               0.00     0.00  BFLAT            0.57      54.618

OB18               0.00     0.00  BFLAT            0.45      97.098

OB18               0.00     0.00  BFLAT            0.45      20.023

OB18               0.00     0.00  BFLAT            0.42      27.566

OB18               0.00     0.00  BFLAT            0.35      31.200

OB18               0.00     0.00  BFLAT            0.35      75.841

OB18               0.00     0.00  BFLAT            0.27      68.161

OB18               0.00     0.00  BFLAT            0.27      92.744

OB18               0.00     0.00  BFLAT            0.28      75.566

OB18               0.00     0.00  BFLAT            0.28     119.932

OB18               0.00     0.00  BFLAT            0.40     112.115

OB18               0.00     0.00  BFLAT            0.28      99.498

OB18               0.00     0.00  BFLAT            0.28     125.487

OB18               0.00     0.00  BFLAT            0.50      93.738

OB18               0.00     0.00  BFLAT            0.28      22.046

OB18               0.00     0.00  BFLAT            0.31      95.487

OB18               0.00     0.00  BFLAT            0.31     112.835

OB18               0.00     0.00  BFLAT            0.25      84.652

OB18               0.00     0.00  BFLAT            0.17      37.475

OB18               0.00     0.00  BFLAT            0.17      49.406

OB18               0.00     0.00  BFLAT            0.25      78.035

OB18               0.00     0.00  BFLAT            0.25      55.818

OB18               0.00     0.00  BFLAT            0.15      51.703

OB20               0.00     0.00  BFLAT            0.63     126.481

OB20               0.00     0.00  BFLAT            0.55     109.955

OB20               0.00     0.00  BFLAT            0.55     178.904

OB20               0.00     0.00  BFLAT            0.65      65.041

OB20               0.00     0.00  BFLAT            0.65      83.384

OB20               0.00     0.00  BFLAT            0.65      44.743

OB20               0.00     0.00  BFLAT            0.44      99.258

OB20               0.00     0.00  BFLAT            0.44     100.629

OB20               0.00     0.00  BFLAT            0.40      88.869

OB20               0.00     0.00  BFLAT            0.40      85.338

OB20               0.00     0.00  BFLAT            0.43      54.172

OB20               0.00     0.00  BFLAT            0.43      96.412

OB20               0.00     0.00  BFLAT            0.38      71.178

OB20               0.00     0.00  BFLAT            0.38      77.041

OB20               0.00     0.00  BFLAT            0.34      83.624

OB20               0.00     0.00  BFLAT            0.34      87.189

OB20               0.00     0.00  BFLAT            0.34      63.772

OB20               0.00     0.00  BFLAT            0.26      71.658

OB20               0.00     0.00  BFLAT            0.26      65.041

OB20               0.00     0.00  BFLAT            0.12      45.429

OB20               0.00     0.00  BFLAT            0.12      70.595

OB20               0.00     0.00  BFLAT            0.12      76.321

OB20               0.00     0.00  BFLAT            0.12      54.412

OB20               0.00     0.00  BFLAT            0.25      53.966

OB20               0.00     0.00  BFLAT            0.25      26.297

OB20               0.00     0.00  BFLAT            0.23      16.972

OB20               0.00     0.00  BFLAT            0.23      36.995

OB20               0.00     0.00  BFLAT            0.23      37.612

OB20               0.00     0.00  BFLAT            0.23      43.303

OB20               0.00     0.00  BFLAT            0.31      83.555

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB20               0.00     0.00  BFLAT            0.33      41.452

OB20               0.00     0.00  BFLAT            0.38      76.458

OB20               0.00     0.00  BFLAT            0.30     155.076

OB20               0.00     0.00  BFLAT            0.20     112.561

OB20               0.00     0.00  BFLAT            0.30      61.509

OB20               0.00     0.00  BFLAT            0.30     108.687

OB20               0.00     0.00  BFLAT            0.30      52.286

OB20               0.00     0.00  BFLAT            0.35      77.898

OB20               0.00     0.00  BFLAT            0.35      52.732

OB20               0.00     0.00  BFLAT            0.30      39.326

OB22               0.00     0.00  BFLAT            0.25      74.641

OB22               0.00     0.00  BFLAT            0.21      66.789

OB22               0.00     0.00  BFLAT            0.21      50.400

OB22               0.00     0.00  BFLAT            0.21      20.983

OB23               0.00     0.00  BFLAT            0.25      19.097

OB23               0.00     0.00  BFLAT            0.25      31.852

OB23               0.00     0.00  BFLAT            0.25      61.235

OB23               0.00     0.00  BFLAT            0.22      58.732

OB23               0.00     0.00  BFLAT            0.22     131.864

OB23               0.00     0.00  BFLAT            0.40      95.624

OB23               0.00     0.00  BFLAT            0.40     147.738

OB23               0.00     0.00  BFLAT            0.40      97.235

OB23               0.00     0.00  BFLAT            0.40     167.659

OB23               0.00     0.00  BFLAT            0.39      80.606

OB23               0.00     0.00  BFLAT            0.39     128.264

OB23               0.00     0.00  BFLAT            0.38     155.933

OB23               0.00     0.00  BFLAT            0.32     135.190

OB23               0.00     0.00  BFLAT            0.30     142.835

OB23               0.00     0.00  BFLAT            0.30     157.270

OB23               0.00     0.00  BFLAT            0.31     132.653

OB23               0.00     0.00  BFLAT            0.21      99.498

OB23               0.00     0.00  BFLAT            0.21     154.081

OB23               0.00     0.00  BFLAT            0.33     147.121

OB23               0.00     0.00  BFLAT            0.29     141.807

OB23               0.00     0.00  BFLAT            0.29     128.744

OB23               0.00     0.00  BFLAT            0.32      97.955

OB23               0.00     0.00  BFLAT            0.32     129.430

OB23               0.00     0.00  BFLAT            0.34      78.995

OB23               0.00     0.00  BFLAT            0.34      95.041

OB23               0.00     0.00  BFLAT            0.34     176.333

OB25               0.00     0.00  BFLAT            0.27     113.521

OB25               0.00     0.00  BFLAT            0.28     101.555

OB25               0.00     0.00  BFLAT            0.26      98.161

OB25               0.00     0.00  BFLAT            0.26      90.138

OB25               0.00     0.00  BFLAT            0.26     127.338

OB25               0.00     0.00  BFLAT            0.27     122.744

OB27               0.00     0.00  BFLAT            0.34      98.881

OB27               0.00     0.00  BFLAT            0.39     152.058

OB27               0.00     0.00  BFLAT            0.39     161.693

OB27               0.00     0.00  BFLAT            0.58      90.858

OB27               0.00     0.00  BFLAT            0.58     168.344

OB27               0.00     0.00  BFLAT            0.51     169.990

OB27               0.00     0.00  BFLAT            0.51      98.332

OB27               0.00     0.00  BFLAT            0.49     170.504

OB27               0.00     0.00  BFLAT            0.54     114.172

OB27               0.00     0.00  BFLAT            0.38      86.264

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB27               0.00     0.00  BFLAT            0.38      89.349

OB27               0.00     0.00  BFLAT            0.43      87.155

OB27               0.00     0.00  BFLAT            0.43      41.075

OB27               0.00     0.00  BFLAT            0.37      87.635

OB27               0.00     0.00  BFLAT            0.37     152.847

OB27               0.00     0.00  BFLAT            0.20      71.898

OB27               0.00     0.00  BFLAT            0.20      12.480

OB27               0.00     0.00  BFLAT            0.12      20.640

OB27               0.00     0.00  BFLAT            0.09      22.834

OB27               0.00     0.00  BFLAT            0.30       5.006

OB27               0.00     0.00  BFLAT            0.10      18.994

OB27               0.00     0.00  BFLAT            0.37     110.675

OB27               0.00     0.00  BFLAT            0.39     108.069

OB27               0.00     0.00  BFLAT            0.35     156.618

OB27               0.00     0.00  BFLAT            0.30     182.539

OB27               0.00     0.00  BFLAT            0.30     189.567

OB27               0.00     0.00  BFLAT            0.34     169.956

OB27               0.00     0.00  BFLAT            0.38     129.670

OB27               0.00     0.00  BFLAT            0.38     160.424

OB27               0.00     0.00  BFLAT            0.37     152.847

OB27               0.00     0.00  BFLAT            0.34     216.585

OB27               0.00     0.00  BFLAT            0.34     215.728

OB27               0.00     0.00  BFLAT            0.35     152.984

OB27               0.00     0.00  BFLAT            0.25      33.292

OB27               0.00     0.00  BFLAT            0.14      43.886

OB27               0.00     0.00  BFLAT            0.16      36.069

OB27               0.00     0.00  BFLAT            0.18      39.360

OB27               0.00     0.00  BFLAT            0.21      26.949

OB27               0.00     0.00  BFLAT            0.13      25.577

OB27               0.00     0.00  BFLAT            0.13       9.703

OB27               0.00     0.00  BFLAT            0.25      12.172

OB27               0.00     0.00  BFLAT            0.12      11.109

OB27               0.00     0.00  BFLAT            0.30      25.440

OB27               0.00     0.00  BFLAT            0.20      18.823

OB30               0.00     0.00  BFLAT            0.27      63.909

OB30               0.00     0.00  BFLAT            0.27      38.023

OB30               0.00     0.00  BFLAT            0.23      30.137

OB30               0.00     0.00  BFLAT            0.23      28.526

OB30               0.00     0.00  BFLAT            0.18      25.132

OB32               0.00     0.00  BFLAT            0.22      44.675

OB32               0.00     0.00  BFLAT            0.23      67.886

OB32               0.00     0.00  BFLAT            0.23     114.035

OB32               0.00     0.00  BFLAT            0.24      71.212

OB32               0.00     0.00  BFLAT            0.36     119.590

OB32               0.00     0.00  BFLAT            0.28     136.835

OB32               0.00     0.00  BFLAT            0.38      86.058

OB32               0.00     0.00  BFLAT            0.53      86.606

OB32               0.00     0.00  BFLAT            0.46      90.241

OB32               0.00     0.00  BFLAT            0.50      56.572

OB32               0.00     0.00  BFLAT            0.49      66.172

OB32               0.00     0.00  BFLAT            0.33      82.081

OB32               0.00     0.00  BFLAT            0.27      57.669

OB32               0.00     0.00  BFLAT            0.26      97.167

OB32               0.00     0.00  BFLAT            0.30      94.218

OB32               0.00     0.00  BFLAT            0.31     149.693

OB32               0.00     0.00  BFLAT            0.31      99.601

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB32               0.00     0.00  BFLAT            0.37     104.812

OB32               0.00     0.00  BFLAT            0.35      98.401

OB32               0.00     0.00  BFLAT            0.25     144.618

OB32               0.00     0.00  BFLAT            0.34     182.264

OB32               0.00     0.00  BFLAT            0.35     151.201

OB32               0.00     0.00  BFLAT            0.56     126.378

OB32               0.00     0.00  BFLAT            0.50     110.881

OB32               0.00     0.00  BFLAT            0.50      97.029

OB32               0.00     0.00  BFLAT            0.50     167.796

OB32               0.00     0.00  BFLAT            0.29     149.281

OB32               0.00     0.00  BFLAT            0.29     184.356

OB32               0.00     0.00  BFLAT            0.35     190.870

OB32               0.00     0.00  BFLAT            0.35     198.002

OB32               0.00     0.00  BFLAT            0.30      95.521

OB32               0.00     0.00  BFLAT            0.32      85.818

OB32               0.00     0.00  BFLAT            0.33     155.556

OB32               0.00     0.00  BFLAT            0.34      75.875

OB32               0.00     0.00  BFLAT            0.34      54.686

OB32               0.00     0.00  BFLAT            0.36      62.229

OB32               0.00     0.00  BFLAT            0.33      35.075

OB32               0.00     0.00  BFLAT            0.24      18.789

OB32               0.00     0.00  BFLAT            0.22      17.966

OB32               0.00     0.00  BFLAT            0.22      13.646

OB32               0.00     0.00  BFLAT            0.25      72.721

OB32               0.00     0.00  BFLAT            0.25      52.389

OB32               0.00     0.00  BFLAT            0.19      68.366

OB32               0.00     0.00  BFLAT            0.19      55.475

OB32               0.00     0.00  BFLAT            0.21      73.441

OB32               0.00     0.00  BFLAT            0.21      76.423

OB33               0.00     0.00  BFLAT            0.24      63.155

OB33               0.00     0.00  BFLAT            0.32      53.280

OB33               0.00     0.00  BFLAT            0.29      24.720

OB33               0.00     0.00  BFLAT            0.16      19.783

OB33               0.00     0.00  BFLAT            0.25      18.617

OB33               0.00     0.00  BFLAT            0.18      25.303

OB34               0.00     0.00  BFLAT            0.24      78.858

OB34               0.00     0.00  BFLAT            0.24     126.892

OB34               0.00     0.00  BFLAT            0.29      29.075

OB34               0.00     0.00  BFLAT            0.38     120.755

OB35               0.00     0.00  BFLAT            0.49     112.012

OB35               0.00     0.00  BFLAT            0.57      74.572

OB35               0.00     0.00  BFLAT            0.47      87.669

OB35               0.00     0.00  BFLAT            0.44      54.206

OB35               0.00     0.00  BFLAT            0.34      68.298

OB35               0.00     0.00  BFLAT            0.43      97.167

OB35               0.00     0.00  BFLAT            0.42      95.932

OB35               0.00     0.00  BFLAT            0.39     110.504

OB35               0.00     0.00  BFLAT            0.34     188.402

OB35               0.00     0.00  BFLAT            0.29     171.464

OB35               0.00     0.00  BFLAT            0.24     137.933

OB35               0.00     0.00  BFLAT            0.33      30.720

OB35               0.00     0.00  BFLAT            0.30     114.172

OB35               0.00     0.00  BFLAT            0.38      47.658

OB36               0.00     0.00  BFLAT            0.41     188.436

OB36               0.00     0.00  BFLAT            0.26      98.812

OB36               0.00     0.00  BFLAT            0.52      82.869

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB36               0.00     0.00  BFLAT            0.80      91.235

OB36               0.00     0.00  BFLAT            0.46      91.235

OB36               0.00     0.00  BFLAT            0.80     109.201

OB36               0.00     0.00  BFLAT            0.40     109.201

OB36               0.00     0.00  BFLAT            0.80      88.458

OB36               0.00     0.00  BFLAT            0.41      88.458

OB36               0.00     0.00  BFLAT            0.47      91.784

OB36               0.00     0.00  BFLAT            0.80      73.201

OB36               0.00     0.00  BFLAT            0.50      73.201

OB36               0.00     0.00  BFLAT            0.80      52.492

OB36               0.00     0.00  BFLAT            0.47      52.492

OB36               0.00     0.00  BFLAT            0.80      74.058

OB36               0.00     0.00  BFLAT            0.37      74.058

OB36               0.00     0.00  BFLAT            0.80     119.658

OB36               0.00     0.00  BFLAT            0.39     119.658

OB36               0.00     0.00  BFLAT            0.80      96.309

OB36               0.00     0.00  BFLAT            0.31      96.309

OB36               0.00     0.00  BFLAT            0.80     146.127

OB36               0.00     0.00  BFLAT            0.24     146.127

OB36               0.00     0.00  BFLAT            0.80     146.744

OB36               0.00     0.00  BFLAT            0.35     146.744

OB36               0.00     0.00  BFLAT            0.35     133.921

OB36               0.00     0.00  BFLAT            1.02     164.607

OB36               0.00     0.00  BFLAT            0.30     164.401

OB36               0.00     0.00  BFLAT            0.49      94.835

OB36               0.00     0.00  BFLAT            0.41      29.006

OB36               0.00     0.00  BFLAT            0.30      57.395

OB36               0.00     0.00  BFLAT            0.80      76.046

OB36               0.00     0.00  BFLAT            0.31      76.046

OB36/38            0.00     0.00  BFLAT            0.44     101.932

OB37               0.00     0.00  BFLAT            0.43      88.389

OB37               0.00     0.00  BFLAT            0.40     118.767

OB37               0.00     0.00  BFLAT            0.39     101.075

OB37               0.00     0.00  BFLAT            0.35     168.481

OB37               0.00     0.00  BFLAT            0.48     120.241

OB37               0.00     0.00  BFLAT            0.42     137.693

OB38               0.00     0.00  BFLAT            0.40     100.424

OB38               0.00     0.00  BFLAT            0.42     180.962

OB38               0.00     0.00  BFLAT            0.41     213.087

OB38               0.00     0.00  BFLAT            0.47     142.150

OB38               0.00     0.00  BFLAT            0.44      94.012

OB38               0.00     0.00  BFLAT            0.52     105.224

OB38               0.00     0.00  BFLAT            0.45     101.212

OB38               0.00     0.00  BFLAT            0.41      66.412

OB38               0.00     0.00  BFLAT            0.31     144.173

OB38               0.00     0.00  BFLAT            0.37     149.281

OB38               0.00     0.00  BFLAT            0.36     121.612

OB38               0.00     0.00  BFLAT            0.30     133.373

OB38               0.00     0.00  BFLAT            0.33     164.059

OB38               0.00     0.00  BFLAT            0.33     136.527

OB39               0.00     0.00  BFLAT            0.16      66.378

OB39               0.00     0.00  BFLAT            0.26      71.898

OB39               0.00     0.00  BFLAT            0.41      98.264

OB39               0.00     0.00  BFLAT            0.60     146.161

OB39               0.00     0.00  BFLAT            0.58     121.818

OB39               0.00     0.00  BFLAT            0.49     163.716

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB39               0.00     0.00  BFLAT            0.46      54.035

OB39               0.00     0.00  BFLAT            0.46      66.892

OB39               0.00     0.00  BFLAT            0.43      39.463

OB39               0.00     0.00  BFLAT            0.59      80.092

OB39               0.00     0.00  BFLAT            0.45      99.327

OB39               0.00     0.00  BFLAT            0.40     109.029

OB39               0.00     0.00  BFLAT            0.35     166.664

OB40               0.00     0.00  BFLAT            0.35     143.110

OB40               0.00     0.00  BFLAT            0.37     141.978

OB40               0.00     0.00  BFLAT            0.37     135.978

OB40               0.00     0.00  BFLAT            0.36     372.586

OB40               0.00     0.00  BFLAT            0.36     372.586

OB40               0.00     0.00  BFLAT            0.44     112.561

OB40               0.00     0.00  BFLAT            0.44     125.830

OB40               0.00     0.00  BFLAT            0.41      86.846

OB40               0.00     0.00  BFLAT            0.35     153.910

OB40               0.00     0.00  BFLAT            0.35     171.876

OB40               0.00     0.00  BFLAT            0.36     130.904

OB40               0.00     0.00  BFLAT            0.34     133.613

OB42               0.00     0.00  BFLAT            0.09      73.098

OB42               0.00     0.00  BFLAT            0.24      78.172

OB42               0.00     0.00  BFLAT            0.17      75.635

OB42               0.00     0.00  BFLAT            0.36      60.275

OB42               0.00     0.00  BFLAT            0.42      69.258

OB42               0.00     0.00  BFLAT            0.59     184.150

OB42               0.00     0.00  BFLAT            0.45     131.178

OB42               0.00     0.00  BFLAT            0.45     124.321

OB42               0.00     0.00  BFLAT            0.46     116.332

OB42               0.00     0.00  BFLAT            0.50      64.389

OB42               0.00     0.00  BFLAT            0.50     108.892

OB42               0.00     0.00  BFLAT            0.50      94.184

OB42               0.00     0.00  BFLAT            0.35     110.332

OB42               0.00     0.00  BFLAT            0.37     137.315

OB42               0.00     0.00  BFLAT            0.32     144.927

OB42               0.00     0.00  BFLAT            0.26     168.996

OB42               0.00     0.00  BFLAT            0.28     202.733

OB42               0.00     0.00  BFLAT            0.28     151.750

OB42               0.00     0.00  BFLAT            0.36     137.384

OB42               0.00     0.00  BFLAT            0.39     126.995

OB42               0.00     0.00  BFLAT            0.39     118.835

OB42               0.00     0.00  BFLAT            0.51     209.933

OB42               0.00     0.00  BFLAT            0.43     102.069

OB42               0.00     0.00  BFLAT            0.48     103.715

OB42               0.00     0.00  BFLAT            0.36     111.944

OB42               0.00     0.00  BFLAT            0.33     114.790

OB42               0.00     0.00  BFLAT            0.41     123.910

OB44               0.00     0.00  BFLAT            0.20      53.692

OB44               0.00     0.00  BFLAT            0.15      29.863

OB44               0.00     0.00  BFLAT            0.33      28.835

OB44               0.00     0.00  BFLAT            0.42      64.903

OB44               0.00     0.00  BFLAT            0.42      64.903

OB44               0.00     0.00  BFLAT            0.39     150.893

OB44               0.00     0.00  BFLAT            0.55     189.636

OB44               0.00     0.00  BFLAT            0.59      78.686

OB44               0.00     0.00  BFLAT            0.58     143.178

OB44               0.00     0.00  BFLAT            0.50      89.932

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB44               0.00     0.00  BFLAT            0.54      67.441

OB44               0.00     0.00  BFLAT            0.54     104.881

OB44               0.00     0.00  BFLAT            0.45     104.847

OB44               0.00     0.00  BFLAT            0.34     142.321

OB44               0.00     0.00  BFLAT            0.39      89.761

OB44               0.00     0.00  BFLAT            0.31     163.819

OB44               0.00     0.00  BFLAT            0.21     133.133

OB44               0.00     0.00  BFLAT            0.26     149.967

OB44               0.00     0.00  BFLAT            0.26     220.288

OB44               0.00     0.00  BFLAT            0.36     137.007

OB44               0.00     0.00  BFLAT            0.37     171.293

OB44               0.00     0.00  BFLAT            0.40     227.865

OB44               0.00     0.00  BFLAT            0.42     188.984

OB44               0.00     0.00  BFLAT            0.38     212.916

OB44               0.00     0.00  BFLAT            0.43     135.910

OB44               0.00     0.00  BFLAT            0.50      92.024

OB46               0.00     0.00  BFLAT            0.32      57.155

OB46               0.00     0.00  BFLAT            0.43      74.606

OB46               0.00     0.00  BFLAT            0.43      74.606

OB46               0.00     0.00  BFLAT            0.30      75.532

OB46               0.00     0.00  BFLAT            0.50      83.589

OB46               0.00     0.00  BFLAT            0.52     181.784

OB46               0.00     0.00  BFLAT            0.52     154.150

OB46               0.00     0.00  BFLAT            0.49      97.475

OB46               0.00     0.00  BFLAT            0.52     120.961

OB46               0.00     0.00  BFLAT            0.56     113.932

OB46               0.00     0.00  BFLAT            0.51     111.224

OB46               0.00     0.00  BFLAT            0.54     188.333

OB46               0.00     0.00  BFLAT            0.50     113.692

OB46               0.00     0.00  BFLAT            0.29      87.189

OB46               0.00     0.00  BFLAT            0.33     157.750

OB46               0.00     0.00  BFLAT            0.36     137.453

OB46               0.00     0.00  BFLAT            0.41     167.213

OB46               0.00     0.00  BFLAT            0.42      88.321

OB46               0.00     0.00  BFLAT            0.52     211.819

OB46               0.00     0.00  BFLAT            0.57     132.378

OB46               0.00     0.00  BFLAT            0.46     152.538

OB46               0.00     0.00  BFLAT            0.49      73.989

OB47               0.00     0.00  BFLAT            0.41     172.459

OB47               0.00     0.00  BFLAT            0.49      91.201

OB47               0.00     0.00  BFLAT            0.44      69.121

OB47               0.00     0.00  BFLAT            0.45     225.053

OB47               0.00     0.00  BFLAT            0.53      61.235

OB47               0.00     0.00  BFLAT            0.50      70.286

OB48               0.00     0.00  BFLAT            0.18      55.749

OB48               0.00     0.00  BFLAT            0.10      43.200

OB48               0.00     0.00  BFLAT            0.33      57.498

OB48               0.00     0.00  BFLAT            0.33      57.498

OB48               0.00     0.00  BFLAT            0.37      86.366

OB48               0.00     0.00  BFLAT            0.31      99.978

OB48               0.00     0.00  BFLAT            0.42     109.338

OB48               0.00     0.00  BFLAT            0.48     191.830

OB48               0.00     0.00  BFLAT            0.38     112.424

OB48               0.00     0.00  BFLAT            0.47     133.578

OB48               0.00     0.00  BFLAT            0.55      90.618

OB48               0.00     0.00  BFLAT            0.49      65.383

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

OB48               0.00     0.00  BFLAT            0.54     157.613

OB48               0.00     0.00  BFLAT            0.55     279.911

OB48               0.00     0.00  BFLAT            0.33     118.218

OB48               0.00     0.00  BFLAT            0.36     214.870

OB48               0.00     0.00  BFLAT            0.45     219.945

OB48               0.00     0.00  BFLAT            0.46     165.361

OB48               0.00     0.00  BFLAT            0.53     136.253

OB48               0.00     0.00  BFLAT            0.48     217.270

OB48               0.00     0.00  BFLAT            0.53      57.395

OB49               0.00     0.00  BFLAT            0.43     144.961

OB49               0.00     0.00  BFLAT            0.45     206.539

OB49               0.00     0.00  BFLAT            0.49     122.607

OB49               0.00     0.00  BFLAT            0.40     159.121

OB49               0.00     0.00  BFLAT            0.38     156.001

OB49               0.00     0.00  BFLAT            0.50     129.498

OB4O               0.00     0.00  BFLAT            0.33     341.660

OB50               0.00     0.00  BFLAT            0.32      86.264

OB50               0.00     0.00  BFLAT            0.61      41.623

OB50               0.00     0.00  BFLAT            0.25      57.943

OB50               0.00     0.00  BFLAT            0.36      67.543

OB50               0.00     0.00  BFLAT            0.50      64.252

OB50               0.00     0.00  BFLAT            0.45     145.750

OB50               0.00     0.00  BFLAT            0.38     108.927

OB50               0.00     0.00  BFLAT            0.51      99.875

OB50               0.00     0.00  BFLAT            0.52     103.818

OB50               0.00     0.00  BFLAT            0.50      57.120

OB50               0.00     0.00  BFLAT            0.50      22.663

OB50               0.00     0.00  BFLAT            0.34     129.498

OB50               0.00     0.00  BFLAT            0.45     129.875

OB50               0.00     0.00  BFLAT            0.24     244.425

OB50               0.00     0.00  BFLAT            0.38     203.007

OB50               0.00     0.00  BFLAT            0.47     156.138

OB50               0.00     0.00  BFLAT            0.46     187.373

OB50               0.00     0.00  BFLAT            0.39     143.110

OB51               0.00     0.00  BFLAT            0.75     126.035

OB51               0.00     0.00  BFLAT            0.59      49.955

OB51               0.00     0.00  BFLAT            0.65     133.715

OB52               0.00     0.00  BFLAT            0.43      78.344

OB52               0.00     0.00  BFLAT            0.43      78.344

OB52               0.00     0.00  BFLAT            0.51      47.829

OB52               0.00     0.00  BFLAT            0.36      82.698

OB52               0.00     0.00  BFLAT            0.61     108.069

OB52               0.00     0.00  BFLAT            0.62      20.160

OB52               0.00     0.00  BFLAT            0.62      85.406

OB52               0.00     0.00  BFLAT            0.59      44.469

OB52               0.00     0.00  BFLAT            0.45      82.595

OB52               0.00     0.00  BFLAT            0.72      47.178

OB52               0.00     0.00  BFLAT            0.55      92.984

OB52               0.00     0.00  BFLAT            0.38     108.584

OB52               0.00     0.00  BFLAT            0.43     152.470

OB52               0.00     0.00  BFLAT            0.44     119.932

OB52               0.00     0.00  BFLAT            0.65      95.212

OB52               0.00     0.00  BFLAT            0.75      64.972

OB52               0.00     0.00  BFLAT            0.67     101.898

SNC921            12.19    12.80  BFLAT            0.44      10.252

SNC9210           26.82    27.43  BFLAT            0.52       2.434

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SNC9211           33.24    34.14  BFLAT            0.80       1.382

SNC9212           37.80    38.68  BFLAT            0.80       8.051

SNC9213           38.73    39.62  BFLAT            0.80       3.183

SNC9214           43.89    44.67  BFLAT            0.60      11.397

SNC9215           28.04    28.90  BFLAT            0.80      16.427

SNC9216           36.99    37.80  BFLAT            0.80       0.731

SNC9217           38.40    39.25  BFLAT            0.80      13.818

SNC9218           42.06    42.92  BFLAT            0.80      13.008

SNC9219           44.18    45.11  BFLAT            0.80      25.971

SNC922            24.99    25.60  BFLAT            0.47       5.657

SNC9220           33.53    34.33  BFLAT            0.80      29.585

SNC9221           35.97    36.80  BFLAT            0.80       2.897

SNC9222           39.01    39.89  BFLAT            0.80       7.269

SNC9223           41.45    42.12  BFLAT            0.60       2.376

SNC9227           26.63    27.43  BFLAT            0.80      33.863

SNC9228           28.04    28.88  BFLAT            0.80      24.831

SNC9229           32.31    33.15  BFLAT            0.80      39.176

SNC923            38.69    39.62  BFLAT            0.60       2.046

SNC9230           35.72    36.58  BFLAT            0.80      18.201

SNC9231           39.62    40.53  BFLAT            0.80     205.370

SNC9232           24.38    25.18  BFLAT            0.80      68.156

SNC9233           25.98    26.82  BFLAT            0.80      70.692

SNC9234           25.41    26.21  BFLAT            0.80       4.635

SNC9235           25.99    26.82  BFLAT            0.80      19.512

SNC9236           20.12    20.92  BFLAT            0.80      95.378

SNC9237           21.34    22.17  BFLAT            0.80      29.480

SNC9238           10.97    11.62  BFLAT            0.60       1.602

SNC9239           15.61    16.46  BFLAT            0.80       0.920

SNC924            21.95    22.56  BFLAT            0.48     122.950

SNC9240           23.98    24.99  BFLAT            0.80       4.010

SNC9241           10.10     0.00  BFLAT            0.50       0.034

SNC9242           17.87    18.90  BFLAT            0.80       0.461

SNC9243           20.40    21.34  BFLAT            0.80       0.969

SNC9244           13.57    14.63  BFLAT            0.80      16.670

SNC9245           10.03    10.97  BFLAT            0.80       0.924

SNC9246           14.29    15.24  BFLAT            0.80       1.950

SNC9247           11.58    12.42  BFLAT            0.80      15.589

SNC925            28.04    28.65  BFLAT            0.47     117.910

SNC9256           37.80    38.41  BFLAT            0.60       2.914

SNC9257           47.55    48.31  BFLAT            0.60       9.693

SNC9258           37.19    38.00  BFLAT            0.80       6.467

SNC9259           36.99    37.80  BFLAT            0.80      37.474

SNC926            33.77    34.75  BFLAT            0.80      32.601

SNC9260           38.41    39.27  BFLAT            0.80       7.964

SNC9261           40.84    41.45  BFLAT            0.53      40.217

SNC9262           42.98    43.89  BFLAT            0.80       2.356

SNC9263           36.36    37.19  BFLAT            0.80      44.012

SNC9264           32.72    33.53  BFLAT            0.80      62.933

SNC9265           35.97    36.81  BFLAT            0.80       4.556

SNC9266           45.72    46.52  BFLAT            0.60       7.009

SNC9267           30.87    31.70  BFLAT            0.80      36.357

SNC9268           33.91    34.75  BFLAT            0.80      44.893

SNC9269           26.21    26.82  BFLAT            0.57      17.966

SNC927            37.46    38.41  BFLAT            0.80      23.852

SNC9270           29.87    30.70  BFLAT            0.80      26.057

SNC9271           32.69    33.53  BFLAT            0.80       3.495

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SNC9272           29.26    30.10  BFLAT            0.80      28.717

SNC9273           28.04    28.88  BFLAT            0.80      69.100

SNC9274           21.13    21.95  BFLAT            0.80       6.961

SNC9275           25.98    26.82  BFLAT            0.80       6.881

SNC9276           37.17    37.80  BFLAT            0.60     152.658

SNC9277           34.75    35.38  BFLAT            0.60       8.116

SNC9278           32.31    33.17  BFLAT            0.80       0.557

SNC9279           41.04    42.06  BFLAT            0.80       8.528

SNC928            41.05    42.06  BFLAT            0.80       1.877

SNC929            24.38    24.99  BFLAT            0.53      10.080

SNC9385           43.02    43.89  BFLAT            0.60       6.033

SNC9390           52.16    53.64  BFLAT            0.60       0.020

SND02316          53.30    55.23  BFLAT            0.50      86.393

SND02333          23.10    24.35  BFLAT            0.50       0.325

SND891            30.09    30.53  BFLAT            0.40     127.312

SND893            44.39    45.43  BFLAT            0.80       2.091

SND894            35.16    36.12  BFLAT            0.92       9.189

SND9013           29.00    29.70  BFLAT            0.66      27.669

SND9014           44.30    45.20  BFLAT            0.80     112.153

SND9016           24.64    25.30  BFLAT            0.65      17.794

SND9017           32.83    33.90  BFLAT            0.80       2.023

SND9019           38.30    40.45  BFLAT            2.00       0.464

SND9021           23.85    24.54  BFLAT            0.62      13.234

SND9022           34.70    35.51  BFLAT            0.80       1.798

SND9023           55.74    56.60  BFLAT            0.83       1.406

SND9024           28.55    29.45  BFLAT            0.80       6.855

SND9025           26.60    28.70  BFLAT            2.00       0.318

SND9027           35.80    36.65  BFLAT            0.80      31.376

SND9030           28.79    29.30  BFLAT            0.50       1.380

SND9199           33.60    34.40  BFLAT            0.80      13.551

SND95112          23.42    24.68  BFLAT            1.09       0.926

SND95113          19.79    20.32  BFLAT            0.50       4.045

SND95114           8.54     9.12  BFLAT            0.50       0.063

SND95120          19.50     0.00  BFLAT            0.50       0.034

SND95121          20.75     0.00  BFLAT            0.50       0.034

SND95122          22.20     0.00  BFLAT            0.50       0.034

SND95131          23.50     0.00  BFLAT            0.50       0.034

SND95132          20.52    21.05  BFLAT            0.50       0.112

SND95133          37.87    38.43  BFLAT            0.50       0.853

SND95140          19.52    20.25  BFLAT            0.50       0.394

SND95141          27.39    28.39  BFLAT            0.50       0.487

SND95142          25.33    26.13  BFLAT            0.50       0.063

SND95143          47.24    48.54  BFLAT            0.50       0.268

SND95144          43.20    44.20  BFLAT            0.50       6.787

SND95145          16.67    17.38  BFLAT            0.54       2.011

SND95146          34.52    35.10  BFLAT            0.50       1.783

SND95147          31.51    32.04  BFLAT            0.50      11.349

SND95175          26.97    27.62  BFLAT            0.50       0.034

SND95176          27.33    27.91  BFLAT            0.50       0.171

SND95178          33.24    33.80  BFLAT            0.55      18.994

SND95179          33.16    33.67  BFLAT            0.50       6.992

SND95180          13.56    14.06  BFLAT            0.50      12.340

SND95181          12.69    13.22  BFLAT            0.50      24.436

SND95182          20.52    21.03  BFLAT            0.50       0.317

SND95183          20.90    21.43  BFLAT            0.50      12.032

SND95184          25.07    25.65  BFLAT            0.50       0.718

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SND95185          21.61    22.12  BFLAT            0.50       2.918

SND95186          23.78    24.39  BFLAT            0.50       2.678

SND95187          23.86    24.37  BFLAT            0.50       0.115

SND95188          14.45    14.95  BFLAT            0.50       0.101

SND95189           6.50     7.01  BFLAT            0.50       0.098

SND95194          55.87    56.39  BFLAT            0.50      13.984

SND95195          62.39    63.10  BFLAT            0.70       1.440

SND95196          59.87    60.96  BFLAT            1.00     235.291

SND95197          55.90    56.58  BFLAT            0.64      16.354

SND96212          28.83    29.57  BFLAT            0.70       0.911

SUD9416           29.17    29.95  BFLAT            0.50       2.290

SUD9420           31.12    31.90  BFLAT            0.50       1.289

SUD9439           16.59    17.10  BFLAT            0.50      18.113

SUD9440           20.14    20.88  BFLAT            0.74       2.685

SUD9441           24.24    24.77  BFLAT            0.50       2.030

SUD9446           13.80    14.33  BFLAT            0.50       4.992

SUD9447           17.82    18.40  BFLAT            0.50      11.188

SUD9448           22.97    23.50  BFLAT            0.50       9.056

SUD9454           26.95    28.27  BFLAT            1.24       7.658

SUD9463           24.20    24.74  BFLAT            0.50       8.907

SUD9469           23.73    24.38  BFLAT            0.50      69.870

SUD9470           16.45    16.99  BFLAT            0.50      30.321

SUD9471           12.80    13.35  BFLAT            0.50       2.563

SUD9479           10.98    11.60  BFLAT            0.50       6.751

SUD9480           19.50    20.25  BFLAT            0.58       3.943

SUD9481           21.24    21.95  BFLAT            0.50       0.297

SUD9482           20.15    20.75  BFLAT            0.52       0.171

SUD9483           29.77    30.48  BFLAT            0.50       5.629

SUD9484           24.23    24.88  BFLAT            0.50       0.047

SUD95114          40.50    41.70  BFLAT            0.85       0.122

SUD95121          43.25    44.03  BFLAT            0.50       0.054

SUD95122          37.42    38.20  BFLAT            0.50       0.061

SUD95136          35.70    36.41  BFLAT            0.50       8.848

SUD95138          28.49    29.13  BFLAT            0.50       0.286

SUD95144          24.00    24.68  BFLAT            0.50       0.538

SUD95146          38.65    39.30  BFLAT            0.50       0.351

SUD95152          31.38    32.00  BFLAT            0.50      15.107

SUD95186          27.10    28.10  BFLAT            0.91       5.040

SUD95188          28.24    28.76  BFLAT            0.50       2.633

SUD95210          36.26    36.91  BFLAT            0.50       1.391

SUD95212          44.62     0.00  BFLAT            0.50       0.034

SUD95224          26.28    26.96  BFLAT            0.52       1.269

SUD95226          14.58    15.19  BFLAT            0.50      76.756

SUD95228          25.05    25.70  BFLAT            0.50       4.439

SUD95234          19.93    20.68  BFLAT            0.68       3.189

SUD95236          18.50    19.05  BFLAT            0.52      17.692

SUD95238          19.57    20.10  BFLAT            0.50      17.778

SUD95246          30.48    31.06  BFLAT            0.50       6.362

SUD95252          57.20    57.78  BFLAT            0.50      38.061

T88-               0.00     0.00  BFLAT            0.40     115.475

T89-               0.00     0.00  BFLAT            0.86       0.034

T89-               0.00     0.00  BFLAT            0.50       0.034

T89-               0.00     0.00  BFLAT            0.86       1.200

T89-               0.00     0.00  BFLAT            0.86       2.811

T89-               0.00     0.00  BFLAT            0.90       2.160

T89-               0.00     0.00  BFLAT            0.49       0.926

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

T89-               0.00     0.00  BFLAT            0.96       3.017

T89-               0.00     0.00  BFLAT            2.00       5.691

T89-               0.00     0.00  BFLAT            0.40      12.206

T89-               0.00     0.00  BFLAT            2.00      10.697

T89-               0.00     0.00  BFLAT            2.00      11.246

T89-               0.00     0.00  BFLAT            0.40       6.137

T89-               0.00     0.00  BFLAT            0.40      32.503

T89-               0.00     0.00  BFLAT            0.40       8.812

T89-               0.00     0.00  BFLAT            0.40       3.223

T89-               0.00     0.00  BFLAT            0.40       7.749

T89-               0.00     0.00  BFLAT            0.40      11.006

T89-               0.00     0.00  BFLAT            0.40       1.646

T89-               0.00     0.00  BFLAT            0.40       7.269

T89-               0.00     0.00  BFLAT            0.40       8.469

T89-               0.00     0.00  BFLAT            0.40      79.166

T89-               0.00     0.00  BFLAT            2.00       6.206

T89-               0.00     0.00  BFLAT            0.40      39.772

T89-               0.00     0.00  BFLAT            0.40      64.423

T89-               0.00     0.00  BFLAT            0.40      49.303

T89-               0.00     0.00  BFLAT            0.40     109.167

T89-               0.00     0.00  BFLAT            0.40      15.017

T89-               0.00     0.00  BFLAT            0.40      98.195

T89-               0.00     0.00  BFLAT            0.40       8.537

T89-               0.00     0.00  BFLAT            0.40      84.515

T89-               0.00     0.00  BFLAT            0.40     194.162

T89-               0.00     0.00  BFLAT            0.40     114.755

T89-               0.00     0.00  BFLAT            2.00      41.966

T89-               0.00     0.00  BFLAT            2.00      60.138

T89-               0.00     0.00  BFLAT            2.00      31.166

T89-               0.00     0.00  BFLAT            2.00      21.703

T89-               0.00     0.00  BFLAT            2.00      25.852

T89-               0.00     0.00  BFLAT            2.00      47.863

T89-               0.00     0.00  BFLAT            2.00      24.720

T89-               0.00     0.00  BFLAT            2.00       5.451

T89-               0.00     0.00  BFLAT            2.00      20.366

T89-               0.00     0.00  BFLAT            0.40      49.818

T89-               0.00     0.00  BFLAT            0.40       4.869

T89-               0.00     0.00  BFLAT            0.40       0.034

T89-               0.00     0.00  BFLAT            0.40       7.371

T90-               0.00     0.00  BFLAT            0.40     198.585

T90-               0.00     0.00  BFLAT            0.40     288.688

T90-               0.00     0.00  BFLAT            2.00      33.223

T90-               0.00     0.00  BFLAT            2.00      29.966

T90-               0.00     0.00  BFLAT            2.00      51.806

T90-               0.00     0.00  BFLAT            2.00      41.726

T90-               0.00     0.00  BFLAT            2.00      31.200

T90-               0.00     0.00  BFLAT            2.00      24.343

T90-               0.00     0.00  BFLAT            0.40      30.309

T90-               0.00     0.00  BFLAT            0.40      23.246

T90-               0.00     0.00  BFLAT            0.63      23.246

T90-               0.00     0.00  BFLAT            0.55      17.006

T90-               0.00     0.00  BFLAT            0.64       7.131

T90-               0.00     0.00  BFLAT            0.52       1.714

T90-               0.00     0.00  BFLAT            0.39      24.240

T90-               0.00     0.00  BFLAT            0.41      30.446

T90-               0.00     0.00  BFLAT            0.42      25.920

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

T90-               0.00     0.00  BFLAT            0.40      17.314

T90-               0.00     0.00  BFLAT            0.34      13.440

T90-               0.00     0.00  BFLAT            0.36      47.486

T90-               0.00     0.00  BFLAT            2.00       0.034

UB1611             0.00     0.00  BFLAT            0.50      48.960

UB1611             0.00     0.00  BFLAT            0.75      54.069

UB1611             0.00     0.00  BFLAT            0.50      54.069

UB1611             0.00     0.00  BFLAT            0.60     107.452

UB1611             0.00     0.00  BFLAT            0.60      50.778

UB1611             0.00     0.00  BFLAT            0.60      56.195

UB1611             0.00     0.00  BFLAT            0.80      45.738

UB1611             0.00     0.00  BFLAT            0.40      27.155

UB1611             0.00     0.00  BFLAT            0.50      61.749

UB1611             0.00     0.00  BFLAT            0.50      80.778

UB1611             0.00     0.00  BFLAT            0.50      80.778

UB1611             0.00     0.00  BFLAT            0.75     108.549

UB1611             0.00     0.00  BFLAT            0.75      68.161

UB1611             0.00     0.00  BFLAT            0.60      97.167

UB1611             0.00     0.00  BFLAT            0.60      82.732

UB1611             0.00     0.00  BFLAT            0.60      88.972

UB1611             0.00     0.00  BFLAT            0.60      60.823

UB1611             0.00     0.00  BFLAT            0.60      66.035

UB1611             0.00     0.00  BFLAT            0.60      67.578

UB1611             0.00     0.00  BFLAT            0.60      66.823

UB1611             0.00     0.00  BFLAT            0.60      55.063

UB1611             0.00     0.00  BFLAT            0.70      85.646

UB1611             0.00     0.00  BFLAT            0.60      30.926

UB1611             0.00     0.00  BFLAT            0.60      26.880

UB1611             0.00     0.00  BFLAT            0.65      42.720

UB1611             0.00     0.00  BFLAT            0.60      42.720

UB1611             0.00     0.00  BFLAT            0.75      80.675

UB1611             0.00     0.00  BFLAT            0.75     108.549

UB1611             0.00     0.00  BFLAT            0.60      84.275

UB1611             0.00     0.00  BFLAT            0.70     104.264

UB1611             0.00     0.00  BFLAT            0.60     192.722

UB1611             0.00     0.00  BFLAT            0.60      92.744

UB1611             0.00     0.00  BFLAT            0.60      97.064

UB1611             0.00     0.00  BFLAT            0.60      67.543

UB1611             0.00     0.00  BFLAT            0.60      29.075

UB1611             0.00     0.00  BFLAT            0.50      45.086

UB1611             0.00     0.00  BFLAT            0.50      20.640

UB1611             0.00     0.00  BFLAT            0.60      88.972

UB1611             0.00     0.00  BFLAT            0.60     164.299

UB1611             0.00     0.00  BFLAT            0.70      79.989

UB1611             0.00     0.00  BFLAT            0.60     114.927

UB1611             0.00     0.00  BFLAT            0.70     133.133

UB1611             0.00     0.00  BFLAT            0.60      69.635

UB1611             0.00     0.00  BFLAT            0.60      62.572

UB1611             0.00     0.00  BFLAT            0.70      52.012

UB1611             0.00     0.00  BFLAT            0.60      46.732

UB1611             0.00     0.00  BFLAT            0.50      34.492

UB1611             0.00     0.00  BFLAT            0.50      34.492

UB1611             0.00     0.00  BFLAT            0.50      64.149

UB1611             0.00     0.00  BFLAT            2.00      10.217

UB1611DR           0.00     0.00  BFLAT            1.00       7.886

UB1611DR           0.00     0.00  BFLAT            1.00     116.950

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

UB1611DR           0.00     0.00  BFLAT            0.75      36.549

UB1611R00          0.00     0.00  BFLAT            0.50      57.943

UB1611R00          0.00     0.00  BFLAT            0.50      94.424

UB1611R00          0.00     0.00  BFLAT            0.75      26.057

UB1611R00          0.00     0.00  BFLAT            0.50      78.172

UB1611R7           0.00     0.00  BFLAT            0.50      50.640

UB1611R7           0.00     0.00  BFLAT            0.60      88.424

B STEEP VEIN

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SNC9380           80.91    81.38  BSTEEP           0.24       1.551

SNC9381           79.33    79.86  BSTEEP           0.25       2.512

SNC9383           77.41    78.33  BSTEEP           0.36       7.566

SNC9384           96.01    97.24  BSTEEP           0.46      11.029

SNC9386           89.92    91.03  BSTEEP           0.42       1.660

SNC9388           65.84    67.12  BSTEEP           0.60       1.717

SNC9389           88.67    90.22  BSTEEP           0.58       0.021

SND02317         266.83   267.55  BSTEEP           0.50       4.573

SND02318         225.00   225.97  BSTEEP           0.50       0.695

SND02319         270.45   271.25  BSTEEP           0.66       6.115

SND02325         234.32   234.85  BSTEEP           0.50       1.507

SND02326         179.52   180.44  BSTEEP           0.75      87.880

SND02327         199.86   201.00  BSTEEP           1.10       9.147

SND02328         203.83   204.44  BSTEEP           0.50       5.308

SND02329         215.65   216.36  BSTEEP           0.50       0.065

SND02330         234.65   235.34  BSTEEP           0.50       5.683

SND02331         241.94   242.95  BSTEEP           0.65       0.017

SND895            63.65    64.39  BSTEEP           0.70       0.166

SND9020           74.70    75.86  BSTEEP           0.60      25.509

SND9026           57.97    58.50  BSTEEP           0.50       0.035

SND9028           54.47    55.00  BSTEEP           0.50       1.684

SND9029           81.25    81.94  BSTEEP           0.60      45.813

SND9031           38.30    38.80  BSTEEP           0.48       0.034

SND9032           84.40    87.01  BSTEEP           2.00       0.665

SND9033          109.77   110.50  BSTEEP           0.60     144.448

SND9060           82.63    85.11  BSTEEP           2.00       0.992

SND9061          164.53   165.35  BSTEEP           0.80      50.311

SND9062          146.81   147.50  BSTEEP           0.60       7.327

SND9063          108.30   108.99  BSTEEP           0.60       0.094

SND9064          106.41   107.20  BSTEEP           0.60      14.780

SND9065          112.80   113.70  BSTEEP           0.65      48.378

SND9066           96.74    97.50  BSTEEP           0.60     145.533

SND9067          128.40   130.94  BSTEEP           2.00       0.271

SND9068          141.80   144.14  BSTEEP           2.00       0.584

SND9069          125.50   126.22  BSTEEP           0.60      58.553

SND9074          174.50   176.63  BSTEEP           2.00       0.219

SND91100         103.70   104.34  BSTEEP           0.60       6.753

SND91107         235.21   235.95  BSTEEP           0.60      57.464

SND91108         185.38   186.15  BSTEEP           0.60      60.575

SND91109         233.05   233.80  BSTEEP           0.60      19.109

SND9176           84.79    87.20  BSTEEP           2.00       1.040

SND9177          147.45   148.35  BSTEEP           0.78      33.326

SND9178          137.50   140.13  BSTEEP           2.00       0.706

SND9179          157.40   158.19  BSTEEP           0.60      14.309

SND9180          150.29   152.75  BSTEEP           2.00       0.076

SND9181          176.99   179.50  BSTEEP           2.00       0.707

SND9182          177.45   179.63  BSTEEP           2.00       0.325

SND9183          192.90   193.85  BSTEEP           0.88       4.251

SND9186          211.95   212.80  BSTEEP           0.80       9.356

SND9193          101.70   104.06  BSTEEP           2.00       0.841

SND9194          168.50   169.23  BSTEEP           0.60       9.481

SND9195          228.97   231.30  BSTEEP           2.00       0.114

SND9196          187.30   189.39  BSTEEP           2.00       0.198

SND9197          196.02   196.80  BSTEEP           0.60     194.799

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SND9198          192.50   194.88  BSTEEP           2.00       0.602

SND95115          62.25    62.83  BSTEEP           0.50       2.260

SND95116          52.00     0.00  BSTEEP           0.50       0.034

SND95117          55.50     0.00  BSTEEP           0.50       0.034

SND95118          48.80     0.00  BSTEEP           0.50       0.034

SND95119          54.70     0.00  BSTEEP           0.50       0.034

SND95125          60.50    61.12  BSTEEP           0.50       6.145

SND95126          50.78    51.29  BSTEEP           0.50       0.077

SND95127          49.09    49.64  BSTEEP           0.50       3.636

SND95128          54.52    55.04  BSTEEP           0.50       6.187

SND95129          70.51    71.87  BSTEEP           1.18       7.253

SND95130          76.57    77.12  BSTEEP           0.50       0.925

SND95172          66.54    67.07  BSTEEP           0.50       2.891

SND95173          54.38    55.04  BSTEEP           0.66       0.210

SND95174          50.02    50.54  BSTEEP           0.50       0.414

SND95192          57.07    57.60  BSTEEP           0.50       1.849

SND95193          80.48    82.25  BSTEEP           0.50       2.536

SND95198          68.77    69.36  BSTEEP           0.50       2.483

SND95204          48.15    48.73  BSTEEP           0.50       1.529

SND95205         201.49   202.00  BSTEEP           0.50       0.397

SND95206         246.18   246.80  BSTEEP           0.50      22.685

SND95207         222.20   222.90  BSTEEP           0.50       0.471

SND95208         196.10   196.80  BSTEEP           0.50       0.034

SND95209         212.31   212.92  BSTEEP           0.50     158.681

SND96222         253.87   254.44  BSTEEP           0.50       5.183

SND96223         207.14   207.73  BSTEEP           0.55      23.533

SND96224         230.12   230.64  BSTEEP           0.50       1.138

SND96225         148.80   149.38  BSTEEP           0.50       6.555

SND96226         164.82   165.56  BSTEEP           0.60       2.511

SUD941            17.50    18.78  BSTEEP           0.50       6.169

SUD9410           14.15    14.73  BSTEEP           0.50       0.018

SUD9411           23.20    23.98  BSTEEP           0.50      11.660

SUD9412           31.81    32.91  BSTEEP           0.50      34.657

SUD9413           26.40    27.74  BSTEEP           0.50       0.246

SUD9414           33.65    35.58  BSTEEP           0.50       0.191

SUD9415           14.47    15.12  BSTEEP           0.50       4.493

SUD9415           17.50    18.21  BSTEEP           0.50       0.230

SUD9417           18.15    19.50  BSTEEP           0.81       3.497

SUD9418           28.15    33.40  BSTEEP           2.31      71.242

SUD9419           16.57    17.35  BSTEEP           0.50       7.339

SUD942            13.00    13.75  BSTEEP           0.50       0.691

SUD9421           14.30    14.88  BSTEEP           0.50       8.608

SUD9422           10.75    11.28  BSTEEP           0.50       3.981

SUD9423           22.38    23.25  BSTEEP           0.50       3.108

SUD9424           28.10    29.20  BSTEEP           0.50     131.634

SUD9425           19.35    20.16  BSTEEP           0.50       1.366

SUD9426           13.21    13.97  BSTEEP           0.69       0.411

SUD9427           11.16    12.40  BSTEEP           1.16       7.047

SUD9428           42.00    43.46  BSTEEP           0.50      48.184

SUD9429           29.27    30.05  BSTEEP           0.50     236.611

SUD943            15.22    16.00  BSTEEP           0.50       0.022

SUD9430           17.39    18.10  BSTEEP           0.50     104.215

SUD9431           11.60    12.45  BSTEEP           0.80       1.060

SUD9433           12.75    13.28  BSTEEP           0.50       8.062

SUD9434           42.40    43.75  BSTEEP           1.03      62.434

SUD9435           26.68    27.55  BSTEEP           0.50       1.737

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SUD9437           12.25    12.80  BSTEEP           0.50       3.979

SUD9438           11.64    12.15  BSTEEP           0.50      17.038

SUD944            20.56    21.17  BSTEEP           0.50       0.042

SUD9442           31.20    32.20  BSTEEP           0.50       3.491

SUD9443           24.00    24.77  BSTEEP           0.54      15.120

SUD9444           15.42    16.07  BSTEEP           0.50       2.796

SUD9445           10.00    11.50  BSTEEP           0.82      47.956

SUD9449           13.26    13.87  BSTEEP           0.50       2.888

SUD945            14.91    15.50  BSTEEP           0.50       0.219

SUD9450           19.35    20.13  BSTEEP           0.50      16.543

SUD9451           14.15    14.70  BSTEEP           0.50       0.198

SUD9452           11.05    11.58  BSTEEP           0.50       5.422

SUD9453           16.20    16.85  BSTEEP           0.50       0.029

SUD9455           18.02    18.80  BSTEEP           0.50       3.547

SUD9456           12.88    13.41  BSTEEP           0.50      11.005

SUD9457           14.47    15.00  BSTEEP           0.50       8.322

SUD9458           20.47    21.20  BSTEEP           0.50       0.168

SUD9459           15.10    15.99  BSTEEP           0.50       0.144

SUD946            18.90    19.61  BSTEEP           0.50      18.573

SUD9460            8.10     8.60  BSTEEP           0.50       1.875

SUD9461           13.15    14.50  BSTEEP           0.87       1.596

SUD9462           13.60    14.90  BSTEEP           1.00       2.466

SUD9464           32.89    34.35  BSTEEP           0.50       0.216

SUD9465           20.64    21.51  BSTEEP           0.50       0.593

SUD9466           13.50    14.25  BSTEEP           0.65       0.011

SUD9467           11.90    12.43  BSTEEP           0.50       3.532

SUD9468           16.43    17.56  BSTEEP           1.02      29.514

SUD947            27.04    28.35  BSTEEP           0.50       4.424

SUD9472           16.48    17.13  BSTEEP           0.59      51.155

SUD9473           20.00    21.18  BSTEEP           0.50       8.600

SUD9474           26.72    27.55  BSTEEP           0.78       0.078

SUD9475           33.00    40.23  BSTEEP           2.47      78.154

SUD9478           15.11    15.62  BSTEEP           0.50      10.156

SUD948            28.25    28.96  BSTEEP           0.50       0.103

SUD949            21.00    21.70  BSTEEP           0.57       0.480

SUD95100          21.29    21.82  BSTEEP           0.50      51.650

SUD95101          40.80    41.58  BSTEEP           0.50       0.330

SUD95102          37.60    39.19  BSTEEP           0.50      23.473

SUD95103          29.82    31.00  BSTEEP           0.50       0.317

SUD95104          16.32    16.90  BSTEEP           0.50       3.369

SUD95105          20.79    21.50  BSTEEP           0.54      59.971

SUD95106          34.29    35.45  BSTEEP           0.50       2.508

SUD95107          39.75    40.53  BSTEEP           0.50       0.249

SUD95108          30.01    30.78  BSTEEP           0.50       8.294

SUD95109          15.70    16.20  BSTEEP           0.50     149.071

SUD95111          34.00    34.65  BSTEEP           0.50       0.485

SUD95112          24.20    25.41  BSTEEP           0.50       0.149

SUD95113          15.56    16.09  BSTEEP           0.50      13.366

SUD95115          22.62    23.43  BSTEEP           0.66       0.074

SUD95116          14.65    15.31  BSTEEP           0.50       2.440

SUD95117          46.35    47.95  BSTEEP           0.50       0.707

SUD95118          28.51    29.26  BSTEEP           0.50      23.503

SUD95119          17.78    18.80  BSTEEP           0.92      32.673

SUD95120          25.98    26.73  BSTEEP           0.53       0.662

SUD95123          28.48    29.04  BSTEEP           0.50      21.231

SUD95124          19.89    20.42  BSTEEP           0.50       6.756

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SUD95125          34.85    36.04  BSTEEP           0.89      10.056

SUD95126          33.26    34.51  BSTEEP           0.50      71.713

SUD95127          38.23    39.23  BSTEEP           0.50       0.322

SUD95128          21.95    22.91  BSTEEP           0.50      15.056

SUD95129          27.89    28.73  BSTEEP           0.50       2.202

SUD95130          39.13    40.20  BSTEEP           0.50       4.985

SUD95131          32.23    32.92  BSTEEP           0.32      41.342

SUD95132          24.94    25.55  BSTEEP           0.50       1.283

SUD95133          20.30    21.08  BSTEEP           0.71       0.137

SUD95135          17.33    18.47  BSTEEP           0.89      30.088

SUD95137          23.57    24.10  BSTEEP           0.50      65.975

SUD95139          28.14    28.72  BSTEEP           0.50      14.496

SUD95140          33.95    35.45  BSTEEP           0.50       4.498

SUD95141          17.57    19.26  BSTEEP           1.62       4.214

SUD95143          21.95    23.15  BSTEEP           0.77       3.630

SUD95145          18.26    18.79  BSTEEP           0.50       0.867

SUD95147          30.18    31.24  BSTEEP           0.81       0.549

SUD95148          21.97     0.00  BSTEEP           0.50       0.034

SUD95149          20.54    21.25  BSTEEP           0.50      30.782

SUD95150          29.38    30.25  BSTEEP           0.71      17.417

SUD95151          28.25    29.12  BSTEEP           0.50      13.158

SUD95153          36.67    37.25  BSTEEP           0.50       8.799

SUD95155          15.85    16.56  BSTEEP           0.50      22.802

SUD95156          18.94    19.55  BSTEEP           0.50      20.516

SUD95157          18.52    19.10  BSTEEP           0.50       1.583

SUD95158          21.77    22.55  BSTEEP           0.50       6.140

SUD95159          18.56    19.11  BSTEEP           0.50      11.218

SUD95160          39.50    40.78  BSTEEP           0.50       2.776

SUD95161          28.72    29.50  BSTEEP           0.50       5.181

SUD95162          28.79    29.35  BSTEEP           0.28       0.238

SUD95163          32.57    33.57  BSTEEP           0.50      21.141

SUD95164          26.82    27.91  BSTEEP           0.77       0.180

SUD95165          25.25    25.96  BSTEEP           0.50       9.200

SUD95166          16.71    18.20  BSTEEP           1.09       2.901

SUD95167          38.32    39.50  BSTEEP           0.50       5.483

SUD95168          26.46    27.04  BSTEEP           0.50       3.833

SUD95169          15.76    16.27  BSTEEP           0.50      52.369

SUD95170          19.87    20.49  BSTEEP           0.50      11.758

SUD95171          21.90    22.61  BSTEEP           0.50       0.699

SUD95172          36.05    37.02  BSTEEP           0.50      48.554

SUD95173          19.24    19.82  BSTEEP           0.50       1.959

SUD95174          20.48    21.74  BSTEEP           1.18       0.129

SUD95175          32.17    33.22  BSTEEP           0.50      25.958

SUD95177          15.86    16.62  BSTEEP           0.69       3.326

SUD95178          26.70    28.76  BSTEEP           1.03      27.666

SUD95179          26.20    27.43  BSTEEP           0.71      20.949

SUD95180          45.00    46.16  BSTEEP           0.50       0.050

SUD95181          28.30    29.20  BSTEEP           0.70       9.377

SUD95182          38.25    38.90  BSTEEP           0.50      23.672

SUD95183          34.56    35.45  BSTEEP           0.81       3.718

SUD95184          44.19    44.74  BSTEEP           0.50       3.133

SUD95185          29.92    30.70  BSTEEP           0.50      57.168

SUD95189          41.59    42.50  BSTEEP           0.50       9.424

SUD95191          16.92    17.45  BSTEEP           0.50     122.005

SUD95192          18.54    19.32  BSTEEP           0.50     140.814

SUD95193          26.80    27.45  BSTEEP           0.50       1.705

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SUD95194          34.32    36.15  BSTEEP           0.50       6.848

SUD95196          36.50           BSTEEP           0.50       0.034

SUD95197          19.23    19.76  BSTEEP           0.50       8.432

SUD95198          22.86    23.47  BSTEEP           0.50       6.084

SUD95199          20.65    21.38  BSTEEP           0.60       0.549

SUD95200          14.74    15.32  BSTEEP           0.50      81.136

SUD95201          37.22    38.11  BSTEEP           0.50       6.542

SUD95202          26.88    27.53  BSTEEP           0.50       0.394

SUD95203          42.65    43.65  BSTEEP           0.50       2.637

SUD95205          23.46    24.17  BSTEEP           0.50       4.579

SUD95206          20.41    20.94  BSTEEP           0.50      35.927

SUD95207          18.38    19.03  BSTEEP           0.50       0.696

SUD95208          24.43    25.08  BSTEEP           0.50      10.354

SUD95209          36.00    37.10  BSTEEP           0.50       0.856

SUD95211          42.68    43.46  BSTEEP           0.50       0.469

SUD95213          19.60    20.18  BSTEEP           0.50       8.031

SUD95214          32.45    33.05  BSTEEP           0.50       3.714

SUD95215          18.27    18.83  BSTEEP           0.50       0.774

SUD95216          21.97    22.52  BSTEEP           0.50      54.164

SUD95217          16.99    17.55  BSTEEP           0.56      10.183

SUD95219          26.02    26.73  BSTEEP           0.50       0.257

SUD95220           7.82     8.77  BSTEEP           0.69       1.112

SUD95221          46.07    48.16  BSTEEP           0.50       3.032

SUD95223          33.02    33.73  BSTEEP           0.50       2.173

SUD95227          17.98    18.51  BSTEEP           0.50      11.065

SUD95229          18.20    18.85  BSTEEP           0.50      14.566

SUD95230          23.65    24.83  BSTEEP           0.50      76.748

SUD95231          32.60    33.60  BSTEEP           0.50      19.385

SUD95232          18.21    18.86  BSTEEP           0.50      27.017

SUD95233          24.46    25.17  BSTEEP           0.50       3.780

SUD95235          53.85    55.13  BSTEEP           0.50       5.874

SUD95239          16.72    17.25  BSTEEP           0.50     105.802

SUD95240          39.97    40.72  BSTEEP           0.50       5.875

SUD95241          22.82    23.47  BSTEEP           0.50       0.195

SUD95242          28.22    28.90  BSTEEP           0.52       1.886

SUD95243          31.40    32.44  BSTEEP           0.50      13.335

SUD95244          20.90    21.70  BSTEEP           0.79       0.430

SUD95245          22.14    22.79  BSTEEP           0.50       0.393

SUD95247          53.31    54.31  BSTEEP           0.50       0.055

SUD95248          28.86    29.64  BSTEEP           0.50       0.625

SUD95249          22.02    22.60  BSTEEP           0.50       1.837

SUD95250          36.75    38.66  BSTEEP           0.50       0.469

SUD95251          36.53    37.53  BSTEEP           0.50      10.534

SUD95253          33.55    34.44  BSTEEP           0.50       0.641

SUD95255          48.90    50.37  BSTEEP           0.50       0.184

SUD95257          27.88    28.46  BSTEEP           0.50      36.912

SUD95258          17.35    17.88  BSTEEP           0.50      55.522

SUD95259          35.40    36.54  BSTEEP           0.50       0.928

SUD95260          19.53    20.13  BSTEEP           0.50     154.547

SUD95261          19.96    20.48  BSTEEP           0.51       0.891

SUD95262          27.21    27.86  BSTEEP           0.50       0.819

SUD95263          35.26    35.81  BSTEEP           0.44       1.028

SUD95264          18.63    19.28  BSTEEP           0.50       4.354

SUD95265          20.40    21.02  BSTEEP           0.50      19.521

SUD95267          24.25    24.96  BSTEEP           0.28      70.535

SUD95268          15.70    16.23  BSTEEP           0.50       0.120

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SUD95269          17.76    18.29  BSTEEP           0.50       3.219

SUD95270          30.30    31.14  BSTEEP           0.50      62.570

SUD95271          43.87    45.80  BSTEEP           0.50       5.524

SUD95272          34.37    35.37  BSTEEP           0.50      25.637

SUD95273          20.54    21.19  BSTEEP           0.50       1.186

SUD95274          17.68    18.21  BSTEEP           0.50       9.817

SUD95275          26.53    27.24  BSTEEP           0.50       2.712

SUD95276          16.72    17.33  BSTEEP           0.57       3.943

SUD95277          21.95    22.53  BSTEEP           0.50       0.943

SUD95278          22.09    22.60  BSTEEP           0.50       6.421

SUD95279          17.80    18.33  BSTEEP           0.50      29.124

SUD95280          35.47    36.41  BSTEEP           0.50       1.783

SUD95281          23.66    24.31  BSTEEP           0.50      12.454

SUD95282          17.15    17.66  BSTEEP           0.50       3.451

SUD95283          33.25    34.12  BSTEEP           0.50       2.008

SUD95284          18.05    18.80  BSTEEP           0.50       0.098

SUD95285          21.00    21.58  BSTEEP           0.50      13.292

SUD95286          16.94    17.52  BSTEEP           0.50       3.896

SUD95287          74.87    76.80  BSTEEP           0.50     165.762

SUD95288          40.48    41.85  BSTEEP           0.50      39.774

SUD95289          29.18    30.18  BSTEEP           0.50       1.714

SUD95290          23.18    23.88  BSTEEP           0.50      22.071

SUD95291          17.27    17.92  BSTEEP           0.50      71.268

SUD95292          14.94    15.47  BSTEEP           0.50      26.512

SUD95293          20.96    21.61  BSTEEP           0.50      10.420

SUD95294          38.73    39.73  BSTEEP           0.50      10.101

SUD95295          29.33    30.30  BSTEEP           0.56       0.514

SUD95296          15.44    15.95  BSTEEP           0.50       3.241

SUD95298          26.89    27.52  BSTEEP           0.50       1.019

SUD95299          53.55    54.86  BSTEEP           0.50       2.589

SUD95300          59.43    61.54  BSTEEP           0.50     146.327

SUD95301          49.09    50.20  BSTEEP           0.50       0.187

SUD9585           36.20    37.23  BSTEEP           0.50       5.114

SUD9586           27.92    28.70  BSTEEP           0.50      43.730

SUD9588           24.74    25.30  BSTEEP           0.50      43.925

SUD9589           32.69    33.57  BSTEEP           0.50      12.004

SUD9590           22.81    23.45  BSTEEP           0.52       5.952

SUD9591           21.00    21.54  BSTEEP           0.54       2.469

SUD9592           38.70    39.34  BSTEEP           0.50       2.109

SUD9593           30.74    31.39  BSTEEP           0.50       1.833

SUD9594           21.32    22.02  BSTEEP           0.63       2.774

SUD9595           14.63    15.15  BSTEEP           0.50       7.250

SUD9595           29.62    30.40  BSTEEP           0.50       3.863

SUD9596           36.85    37.43  BSTEEP           0.50       1.126

SUD9598           16.61    18.01  BSTEEP           1.34      21.527

SUD9599           29.55    30.50  BSTEEP           0.50      23.722

UB1570             0.00     0.00  BSTEEP           0.35      17.314

UB1570             0.00     0.00  BSTEEP           0.25      12.172

UB1570             0.00     0.00  BSTEEP           0.35      81.429

UB1570             0.00     0.00  BSTEEP           0.25      76.526

UB1570             0.00     0.00  BSTEEP           0.25      39.977

UB1570             0.00     0.00  BSTEEP           0.20      17.589

UB1570             0.00     0.00  BSTEEP           0.20       1.714

UB1570             0.00     0.00  BSTEEP           0.20       1.749

UB1570             0.00     0.00  BSTEEP           0.20      10.800

UB1570             0.00     0.00  BSTEEP           0.55       1.269

UB1570             0.00     0.00  BSTEEP           0.60      54.172

UB1570             0.00     0.00  BSTEEP           0.80      48.446

UB1570             0.00     0.00  BSTEEP           1.50      38.983

UB1570             0.00     0.00  BSTEEP           0.40      55.852

UB1570             0.00     0.00  BSTEEP           0.40      77.178

B EAST VEIN

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SNC9248           22.56    23.16  BEAST            0.58       7.817

SNC9249            9.75    10.36  BEAST            0.55      21.394

SNC9250           11.99    12.80  BEAST            0.80       9.562

SNC9254            7.32     7.92  BEAST            0.60      10.869

SNC9255           12.77    13.41  BEAST            0.60      10.916

SND00298          13.76    14.34  BEAST            0.50       0.857

SND00299          32.50    33.05  BEAST            0.50       0.343

SND00300          42.83    43.41  BEAST            0.50       4.707

SND00301          38.37    38.98  BEAST            0.50       8.603

SND00302          41.89    42.51  BEAST            0.60      12.753

SND00309          30.34    31.30  BEAST            0.90       1.020

SND02310          31.13    31.65  BEAST            0.50       8.342

SND02311          43.90    44.40  BEAST            0.50      19.528

SND02313          21.53    22.05  BEAST            0.50       3.872

SND02334          31.84    32.46  BEAST            0.60       0.103

SND03338          28.37    28.90  BEAST            0.50       2.883

SND03339          44.20    44.71  BEAST            0.50      22.529

SND03340          41.14    41.65  BEAST            0.50       0.136

SND03343          54.65    55.16  BEAST            0.50      18.100

SND03347          28.08    29.25  BEAST            1.10       4.171

SND03349          38.27    38.80  BEAST            0.50       3.299

SND03351          56.64    57.15  BEAST            0.50       0.032

SND03355          71.95    73.01  BEAST            1.00       4.262

SND03357          38.33    39.35  BEAST            1.00       0.145

SND03357          43.29    43.80  BEAST            0.50      29.601

SND03358          60.48    61.23  BEAST            0.75       0.088

SND03364           8.69     9.30  BEAST            0.50       0.112

SND03365          21.67    22.20  BEAST            0.50       2.550

SND8910           29.12    30.38  BEAST            0.89       0.960

SND896            24.51    25.40  BEAST            0.80       5.832

SND897            46.23    46.75  BEAST            0.51       2.023

SND898            22.31    23.17  BEAST            0.80      26.690

SND899            23.30    24.14  BEAST            0.80       4.997

SND9034           43.30     0.00  BEAST            0.50       0.034

SND9035           16.00    16.86  BEAST            0.80       9.028

SND9036           18.00    19.00  BEAST            0.87       0.003

SND9037           33.11    35.30  BEAST            2.00       3.047

SND9038           57.17    57.70  BEAST            0.50       0.131

SND9039           34.56    35.40  BEAST            0.80       4.524

SND9040           48.30    49.10  BEAST            0.80       3.840

SND9041           57.45    58.25  BEAST            0.80       0.677

SND9044           48.27    49.10  BEAST            0.80      26.678

SND9045           64.20    65.01  BEAST            0.80       6.148

SND9047           25.16    26.00  BEAST            0.80       3.075

SND9048           40.70    42.71  BEAST            2.00       0.128

SND9049           54.15    55.00  BEAST            0.80      77.612

SND9050           57.65    58.46  BEAST            0.80      17.970

SND9052           44.90    47.30  BEAST            2.00       0.604

SND9053           46.60    47.41  BEAST            0.80       3.624

SND9054           34.25    36.43  BEAST            2.00       0.105

SND9055           39.38    40.20  BEAST            0.80       7.754

SND9070           74.88    76.90  BEAST            2.00       1.155

SND9072           72.84    73.65  BEAST            0.80       6.144

SND9073           76.25    77.05  BEAST            0.80       3.677

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SND91103          83.95    84.75  BEAST            0.80      16.976

SND91105          92.50    93.30  BEAST            0.80      12.776

SND91106          95.53    96.35  BEAST            0.80       4.362

SND91110          58.55    59.40  BEAST            0.80       5.601

SND91111          67.91    68.75  BEAST            0.80      39.314

SND9187           80.50    81.30  BEAST            0.80      42.463

SND9188           83.34    85.40  BEAST            2.00       0.065

SND9189           94.25    95.06  BEAST            0.80       8.787

SND9190           63.02    63.85  BEAST            0.80      66.977

SND9191           75.13    77.15  BEAST            2.00       0.263

SND9192           90.54    92.55  BEAST            2.00       0.085

SND95123          30.87    31.40  BEAST            0.50       7.174

SND95124          54.57    55.08  BEAST            0.50       7.399

SND95134          44.21    44.81  BEAST            0.50      50.015

SND95135          42.21    42.72  BEAST            0.50       2.263

SND95136          53.06    53.58  BEAST            0.50       0.929

SND95137          54.73    55.23  BEAST            0.50      15.218

SND95138          57.50    58.30  BEAST            0.80      10.851

SND95139          18.64    19.25  BEAST            0.50      17.461

SND95203          31.08    31.60  BEAST            0.50       0.034

SND95203          35.95    36.67  BEAST            0.50       4.284

SND96210          11.96    12.47  BEAST            0.50      17.500

SND96211          31.68    32.28  BEAST            0.60       5.501

SND96212          30.40    31.13  BEAST            0.69       0.713

SND96213          30.39    30.92  BEAST            0.50       4.530

SND96214          14.33    14.84  BEAST            0.50       0.146

SND96215          14.46    14.97  BEAST            0.50       3.817

SND96216          28.33    28.87  BEAST            0.50       1.459

SND96217          28.71    29.22  BEAST            0.50      20.829

SND96218          34.04    35.35  BEAST            0.85       1.661

SND96219          15.55    16.12  BEAST            0.50       0.668

SND96220          29.32    29.86  BEAST            0.50      18.219

SND96221          32.13    32.64  BEAST            0.50      17.903

SND96248          10.03    10.63  BEAST            0.60       2.945

SND96249          17.73    18.28  BEAST            0.50       5.622

SND96250          16.69    17.22  BEAST            0.50      32.207

SND96251          16.66    17.18  BEAST            0.50       0.115

SND96252          22.94    23.49  BEAST            0.50     121.249

SND96253          13.66    14.30  BEAST            0.60       3.377

SND96254          23.30    23.94  BEAST            0.60      67.945

SND96255          13.66    14.46  BEAST            0.50       0.213

SND96257          27.35    27.82  BEAST            0.50       3.635

SND96258          16.34    17.05  BEAST            0.60       0.188

SND96261           8.38    10.36  BEAST            1.93      10.956

SND96265          11.06    11.64  BEAST            0.50      66.412

SND96267          19.87    20.50  BEAST            0.50       0.864

SND96268           3.74     4.56  BEAST            0.67       4.908

SND96270          11.85    13.35  BEAST            1.35       1.345

SND96271          39.09    39.60  BEAST            0.50      38.421

SND96272          29.57    30.30  BEAST            0.66      18.771

SND96274          60.70    61.22  BEAST            0.50       0.015

SND96275          30.06    30.70  BEAST            0.50       0.544

SND96277          13.43    13.98  BEAST            0.50       0.018

SND96278          27.17    28.05  BEAST            0.50       0.031

T88-               0.00     0.00  BEAST            2.00       4.149

T89-               0.00     0.00  BEAST            2.00       0.034

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

T89-               0.00     0.00  BEAST            0.29       0.103

T89-               0.00     0.00  BEAST            0.50       0.034

T89-               0.00     0.00  BEAST            0.98       0.686

T89-               0.00     0.00  BEAST            0.41       1.474

T89-               0.00     0.00  BEAST            0.64       2.469

T89-               0.00     0.00  BEAST            3.15       0.206

T89-               0.00     0.00  BEAST            0.64       0.617

T89-               0.00     0.00  BEAST            1.76       2.846

T89-               0.00     0.00  BEAST            0.50       0.034

T90-               0.00     0.00  BEAST            0.46      41.177

T90-               0.00     0.00  BEAST            0.53      22.320

T90-               0.00     0.00  BEAST            2.00      50.846

T90-               0.00     0.00  BEAST            0.46     409.786

T90-               0.00     0.00  BEAST            2.00      50.846

T90-               0.00     0.00  BEAST            0.35      11.006

T90-               0.00     0.00  BEAST            0.32      84.618

T90-               0.00     0.00  BEAST            0.28      37.235

T90-               0.00     0.00  BEAST            0.53      29.726

T90-               0.00     0.00  BEAST            0.67      76.218

T90-               0.00     0.00  BEAST            1.31       5.589

T90-               0.00     0.00  BEAST            0.22      46.869

T90-               0.00     0.00  BEAST            2.00       4.114

T90-               0.00     0.00  BEAST            0.50       0.034

T90-               0.00     0.00  BEAST            0.65       5.623

T90-               0.00     0.00  BEAST            0.31      33.463

T90-               0.00     0.00  BEAST            0.28       0.891

T90-               0.00     0.00  BEAST            0.50       0.034

T90-               0.00     0.00  BEAST            0.50       0.034

T90-               0.00     0.00  BEAST            0.50       1.029

T90-               0.00     0.00  BEAST            0.50       0.034

T90-               0.00     0.00  BEAST            0.50       0.034

T90-               0.00     0.00  BEAST            0.77       4.217

T90-               0.00     0.00  BEAST            0.77       4.217

T90-               0.00     0.00  BEAST            0.50       0.034

T90-               0.00     0.00  BEAST            0.50       0.034

WD VEIN

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SN88-1             0.00     0.00  WD               0.30       2.570

SN89-8             0.00     0.00  WD               1.00      26.060

SN89-9             0.00     0.00  WD               0.50       0.038

SND00298         159.95   160.17  WD               0.50      39.403

SND00299         208.05   208.45  WD               0.50      39.921

SND00303         182.22   182.65  WD               0.50      31.462

SND00309         202.40   203.00  WD               0.50      17.549

SND02310         254.35   254.65  WD               0.50       2.417

SND02311         269.65   270.05  WD               0.50       3.788

SND02312         109.65   110.08  WD               0.50      22.333

SND02313         163.60   164.03  WD               0.50      35.469

SND02332         230.35   230.73  WD               0.50      11.736

SND02334         203.30   203.77  WD               0.50      91.222

SND02335         247.38   247.80  WD               0.50      37.235

SND03336         186.10   186.40  WD               0.50       1.447

SND03337         253.30   253.60  WD               1.00      28.252

SND03338         289.98   290.55  WD               0.85       1.557

SND03339         322.00   322.60  WD               0.55       0.084

SND03340         267.92   268.48  WD               1.00      11.470

SND03342         312.95   313.27  WD               0.50       9.807

SND03343         289.30   289.63  WD               0.65       4.674

SND03344          87.40    88.15  WD               0.50       0.296

SND03345          96.20    96.50  WD               0.50       2.580

SND03346         152.75   153.80  WD               1.00      15.896

SND03347         202.88   203.64  WD               1.00      27.787

SND03348         115.55   115.90  WD               0.50       0.784

SND03349         243.77   244.20  WD               0.50       5.769

SND03350          66.45    66.75  WD               0.50       2.914

SND03351         292.40   293.00  WD               0.50       3.394

SND03352          79.50    79.80  WD               0.50       2.226

SND03353          87.35    87.65  WD               0.50       0.064

SND03354         244.50   244.80  WD               0.50       0.156

SND03355         345.20   345.63  WD               0.50       2.355

SND03356         222.60   222.85  WD               0.50       2.020

SND03358         337.38   337.70  WD               1.20      11.875

SND03360         175.53   175.83  WD               0.50       0.116

SND03361          98.70    99.30  WD               0.50       0.989

SND03362         149.30   149.86  WD               0.60       8.181

SND03363         124.00   124.30  WD               0.50       1.398

SND03364         196.70   197.70  WD               0.80      16.139

SND03365         172.20   173.05  WD               1.10      10.090

SND96227          39.05    39.42  WD               0.50       0.418

SND96228          48.27    48.75  WD               0.50      12.354

SND96229          19.82    20.12  WD               0.50       1.071

SND96230          46.26    46.48  WD               0.50       8.189

SND96231          32.71    33.03  WD               0.50       3.836

SND96232          59.17    59.48  WD               0.50       0.440

SND96233          19.78    20.00  WD               0.50       0.137

SND96234          54.46    54.88  WD               0.50      16.397

SND96235         109.22   109.99  WD               0.75       2.415

SND96236          52.48    52.79  WD               0.50      21.071

SND96237          83.17    83.55  WD               0.50       6.840

SND96238         140.84   141.32  WD               0.50       6.911

SND96239          66.74    67.33  WD               0.50       0.300

HOLE               FROM       TO  ZONE          TRUE WIDTH    AUGPT

SND96240          89.73    90.39  WD               0.50       0.208

SND96241         148.01   148.44  WD               0.50       4.360

SND96242          50.00    50.31  WD               0.50       1.781

SND96243          50.74    50.92  WD               0.50       0.254

SND96244          32.35    32.75  WD               0.50       9.559

SND96245          33.40    33.70  WD               0.50       0.020

SND96246         105.17   105.76  WD               0.60       0.255

SND96247         163.23   163.83  WD               0.50     177.255

SND96257         178.67   179.13  WD               0.50      54.776

SND96258         210.41   210.82  WD               0.50      92.071

SND96287          34.60    35.10  WD               0.50      12.652

SND96288          31.05    31.37  WD               0.50      20.865

SND96289          64.32    64.92  WD               0.50       1.927

APPENDIX 3

GRADE TONNAGE TABLES FOR VEINS 2D ESTIMATES

GRADE-TONNAGE FOR SIWASH B FLAT VEIN OUTSIDE PIT BLOCKS CONSIDERED MEASURED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	30,200	11.37	0.63	11,000
7.0	13,500	22.41	0.63	9,700
8.0	12,400	23.74	0.63	9,500
9.0	11,400	25.10	0.63	9,200
10.0	10,200	26.98	0.61	8,800
11.0	9,100	29.00	0.58	8,500
12.0	7,600	32.27	0.58	7,900
13.0	7,200	33.53	0.58	7,800
14.0	6,700	34.90	0.57	7,500
15.0	6,300	36.24	0.57	7,300

GRADE-TONNAGE FOR SIWASH B FLAT VEIN OUTSIDE PIT BLOCKS CONSIDERED INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
7.0	7,200	13.77	0.57	3,200
8.0	6,600	14.37	0.57	3,000
9.0	5,300	15.75	0.56	2,700
10.0	4,700	16.57	0.56	2,500
11.0	3,800	18.01	0.53	2,200
12.0	3,500	18.53	0.54	2,100
13.0	2,900	19.69	0.54	1,800
14.0	2,500	20.82	0.53	1,700
15.0	2,100	21.97	0.55	1,500

GRADE-TONNAGE FOR SIWASH B FLAT VEIN OUTSIDE PIT BLOCKS CONSIDERED INFERRED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	12,700	2.38	1.01	1,000
7.0	500	7.74	1.03	100
8.0	300	8.21	1.03	100

GRADE-TONNAGE FOR SIWASH B FLAT VEIN OUTSIDE PIT BLOCKS CONSIDERED MEASURED PLUS INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	49,300	9.68	0.65	15,300
7.0	20,700	19.41	0.61	12,900
8.0	19,000	20.49	0.61	12,500
9.0	16,700	22.11	0.61	11,900
10.0	14,900	23.68	0.60	11,300
11.0	12,900	25.73	0.57	10,700
12.0	11,200	27.92	0.56	10,100
13.0	10,100	29.50	0.57	9,600
14.0	9,200	31.07	0.56	9,200
15.0	8,400	32.65	0.56	8,800
GRADE-TONNAGE TABLE FOR SIWASH B STEEP VEIN BLOCKS CONSIDERED MEASURED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	54,300	27.45	0.58	47,900
7.0	40,800	35.54	0.57	46,600
8.0	38,300	37.35	0.58	46,000
9.0	36,500	38.77	0.57	45,500
10.0	35,000	40.03	0.57	45,000
11.0	33,400	41.48	0.57	44,500
12.0	31,500	43.25	0.57	43,800
13.0	29,900	44.91	0.58	43,200
14.0	29,300	45.55	0.58	42,900
15.0	29,100	45.70	0.58	42,800
GRADE-TONNAGE TABLE FOR SIWASH B STEEP VEIN BLOCKS CONSIDERED INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	52,000	34.87	0.66	58,300
7.0	31,000	56.72	0.60	56,500
8.0	29,900	58.53	0.60	56,300
9.0	28,800	60.45	0.60	56,000
10.0	28,700	60.70	0.60	56,000
11.0	27,500	62.84	0.60	55,600
12.0	27,400	63.12	0.60	55,600
13.0	26,600	64.64	0.60	55,300
14.0	25,300	67.20	0.59	54,700
15.0	24,600	68.64	0.59	54,300
GRADE-TONNAGE TABLE FOR SIWASH B STEEP VEIN BLOCKS CONSIDERED INFERRED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	137,700	10.02	1.14	44,400
7.0	59,800	19.77	0.95	38,000
8.0	55,300	20.76	0.93	36,900
9.0	49,700	22.14	0.89	35,400
10.0	46,300	23.05	0.88	34,300
11.0	41,100	24.67	0.86	32,600
12.0	38,800	25.43	0.85	31,700
13.0	35,600	26.61	0.83	30,500
14.0	32,300	27.94	0.81	29,000
15.0	29,100	29.46	0.81	27,600

GRADE-TONNAGE TABLE FOR SIWASH B STEEP VEIN BLOCKS CONSIDERED MEASURED PLUS INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	106,300	31.08	0.62	106,200
7.0	71,800	44.69	0.59	103,200
8.0	68,200	46.64	0.59	102,300
9.0	65,300	48.33	0.58	101,500
10.0	63,700	49.34	0.59	101,000
11.0	60,900	51.14	0.58	100,100
12.0	58,900	52.48	0.59	99,400
13.0	56,400	54.19	0.59	98,300
14.0	54,600	55.58	0.58	97,600
15.0	53,800	56.21	0.58	97,200
GRADE-TONNAGE TABLE FOR SIWASH B EAST VEIN BLOCKS CONSIDERED MEASURED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	9,200	21.18	0.73	6,300
7.0	6,200	30.12	0.69	6,000
8.0	5,800	31.84	0.68	5,900
9.0	5,000	35.29	0.66	5,700
10.0	4,800	36.68	0.65	5,700
11.0	4,300	39.56	0.65	5,500
12.0	4,300	39.56	0.65	5,500
13.0	4,000	41.60	0.66	5,300
14.0	4,000	41.60	0.66	5,300
15.0	4,000	41.60	0.66	5,300
GRADE-TONNAGE TABLE FOR SIWASH B EAST VEIN BLOCKS CONSIDERED INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	57,700	9.37	0.71	17,400
7.0	22,700	20.15	0.63	14,700
8.0	21,500	20.83	0.63	14,400
9.0	20,600	21.41	0.63	14,200
10.0	19,300	22.22	0.63	13,800
11.0	17,300	23.54	0.64	13,100
12.0	15,600	24.85	0.64	12,500
13.0	14,800	25.52	0.64	12,100
14.0	13,700	26.51	0.65	11,700
15.0	12,400	27.81	0.65	11,100
GRADE-TONNAGE TABLE FOR SIWASH B EAST VEIN BLOCKS CONSIDERED INFERRED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	135,100	6.25	0.92	27,100
7.0	36,200	15.51	0.77	18,100
8.0	30,600	17.01	0.77	16,700
9.0	28,300	17.70	0.77	16,100
10.0	25,700	18.50	0.77	15,300
11.0	23,200	19.39	0.76	14,500
12.0	21,000	20.23	0.76	13,700
13.0	18,900	21.05	0.76	12,800
14.0	17,500	21.70	0.76	12,200
15.0	16,200	22.28	0.76	11,600

GRADE-TONNAGE TABLE FOR SIWASH B EAST VEIN BLOCKS CONSIDERED MEASURED PLUS INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.0	66,900	11.01	0.72	23,700
7.0	28,900	22.30	0.65	20,700
8.0	27,300	23.16	0.64	20,300
9.0	25,600	24.14	0.64	19,900
10.0	24,100	25.10	0.64	19,400
11.0	21,600	26.73	0.64	18,600
12.0	20,000	28.03	0.64	18,000
13.0	18,800	28.94	0.65	17,500
14.0	17,700	29.93	0.65	17,000
15.0	16,400	31.19	0.65	16,400

GRADE-TONNAGE TABLE FOR SIWASH WD VEIN BLOCKS CONSIDERED INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.00	70,300	19.24	0.56	43,500
7.00	42,600	29.82	0.58	40,800
8.00	42,000	30.10	0.58	40,600
9.00	40,400	30.98	0.58	40,200
10.00	37,500	32.59	0.59	39,300
11.00	36,900	32.96	0.59	39,100
12.00	35,900	33.61	0.59	38,800
13.00	35,300	33.94	0.59	38,500
14.00	34,200	34.62	0.60	38,100
15.00	34,200	34.62	0.60	38,100

GRADE-TONNAGE TABLE FOR SIWASH WD VEIN BLOCKS CONSIDERED INFERRED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Av.Th. (m)	Contained Ozs.
0.00	152,100	10.90	0.58	53,300
7.00	98,700	14.69	0.60	46,600
8.00	85,300	15.82	0.61	43,400
9.00	69,500	17.52	0.60	39,100
10.00	59,400	18.87	0.60	36,000
11.00	54,100	19.69	0.59	34,200
12.00	49,700	20.43	0.60	32,600
13.00	45,500	21.15	0.60	30,900
14.00	40,000	22.21	0.61	28,600
15.00	34,200	23.51	0.62	25,900

APPENDIX 4

GRADE TONNAGE TABLES FOR 3D ESTIMATE

GRADE-T0NNAGE FOR BULK TONNAGE AREA BLOCKS CONSIDERED MEASURED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Contained Ozs.
0.00	545,200	1.983	34,800
0.50	234,800	4.446	33,600
0.60	214,700	4.812	33,200
0.70	203,200	5.048	33,000
0.80	193,100	5.272	32,700
0.90	184,600	5.476	32,500
1.00	173,200	5.775	32,200
1.20	160,300	6.148	31,700
1.40	149,000	6.518	31,200
1.60	139,900	6.843	30,800
1.80	130,200	7.227	30,300
2.00	121,100	7.629	29,700
2.50	101,200	8.690	28,300
3.00	88,100	9.571	27,100
3.50	78,800	10.318	26,100
4.00	70,000	11.141	25,100
4.50	65,600	11.592	24,400
5.00	61,100	12.099	23,800
5.50	56,700	12.623	23,000
6.00	52,300	13.203	22,200
7.00	44,700	14.344	20,600
8.00	37,200	15.724	18,800
9.00	32,000	16.927	17,400
10.00	28,600	17.802	16,400
11.00	23,700	19.289	14,700

GRADE-T0NNAGE FOR BULK TONNAGE AREA BLOCKS CONSIDERED INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Contained Ozs.
0.00	1,298,100	1.306	54,500
0.50	573,400	2.780	51,200
0.60	527,900	2.971	50,400
0.70	489,100	3.156	49,600
0.80	455,500	3.333	48,800
0.90	420,200	3.541	47,800
1.00	391,000	3.735	47,000
1.20	333,800	4.187	44,900
1.40	287,400	4.654	43,000
1.60	253,500	5.075	41,400
1.80	225,900	5.489	39,900
2.00	206,700	5.822	38,700
2.50	157,800	6.931	35,200
3.00	121,800	8.169	32,000
3.50	99,400	9.284	29,700
4.00	80,800	10.557	27,400
4.50	68,200	11.732	25,700
5.00	60,200	12.668	24,500
5.50	54,800	13.398	23,600
6.00	50,300	14.074	22,800
7.00	42,900	15.391	21,200
8.00	36,600	16.785	19,800
9.00	32,500	17.821	18,600
10.00	29,500	18.653	17,700
11.00	25,300	20.030	16,300

GRADE-T0NNAGE FOR BULK TONNAGE AREA BLOCKS CONSIDERED INFERRED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Contained Ozs.
0.00	3,399,500	1.184	129,400
0.50	1,488,300	2.570	123,000
0.60	1,420,500	2.666	121,800
0.70	1,342,900	2.782	120,100
0.80	1,291,000	2.864	118,900
0.90	1,206,300	3.005	116,500
1.00	1,138,900	3.126	114,500
1.20	967,900	3.483	108,400
1.40	835,400	3.828	102,800
1.60	701,400	4.277	96,400
1.80	649,300	4.485	93,600
2.00	565,800	4.863	88,500
2.50	414,500	5.836	77,800
3.00	317,800	6.781	69,300
3.50	239,900	7.932	61,200
4.00	203,900	8.681	56,900
4.50	179,600	9.276	53,600
5.00	162,700	9.753	51,000
5.50	148,400	10.184	48,600
6.00	133,800	10.666	45,900
7.00	103,300	11.847	39,300
8.00	89,600	12.531	36,100
9.00	68,900	13.676	30,300
10.00	56,100	14.667	26,500
11.00	42,600	16.010	21,900

GRADE-T0NNAGE FOR BULK TONNAGE AREA BLOCKS CONSIDERED MEASURED PLUS INDICATED

Au Cutoff (g/t)	Tonnes> Cutoff (tonnes)	Grade>Cutoff
		Au (g/t)	Contained Ozs.
0.00	1,843,300	1.506	89,300
0.50	808,200	3.264	84,800
0.60	742,600	3.503	83,600
0.70	692,300	3.711	82,600
0.80	648,600	3.910	81,500
0.90	604,800	4.132	80,300
1.00	564,100	4.361	79,100
1.20	494,200	4.823	76,600
1.40	436,300	5.291	74,200
1.60	393,400	5.704	72,100
1.80	356,100	6.125	70,100
2.00	327,800	6.490	68,400
2.50	259,000	7.618	63,400
3.00	209,900	8.757	59,100
3.50	178,100	9.741	55,800
4.00	150,800	10.828	52,500
4.50	133,800	11.663	50,200
5.00	121,300	12.381	48,300
5.50	111,500	13.004	46,600
6.00	102,600	13.630	45,000
7.00	87,600	14.857	41,800
8.00	73,800	16.249	38,600
9.00	64,400	17.377	36,000
10.00	58,100	18.235	34,100
11.00	49,000	19.672	31,000